                           SCHEDULE 14A INFORMATION

  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF
                                     1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_] Preliminary Proxy Statement

[X]Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                           CABLE TV FUND 14-B, LTD.
             -----------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                      N/A
             -----------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[_] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    (1) Title of each class of securities to which transaction applies: Limited Partnership Interests
    (2) Aggregate number of securities to which transaction applies: 261,353
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): Pursuant to Rule 0-11(c)(2), the transaction valuation is based upon the Registrant's 73 percent interest in the $140,000,000 sales price that is to be paid to the Cable TV Fund 14 A/B Venture in connection with the sale of the Broward System, one of the transactions that is a subject of the proxy solicitation plus the $51,500,000 sales price that is to be paid to the Registrant in connection with the sale of the Surfside System, the other transaction that is a subject of the proxy solicitation.
    (4) Proposed maximum aggregate value of the transactions to the Registrant:
        $153,700,000
    (5) Total fee paid: $30,740

[X] Fee paid previously with preliminary materials. Of the $30,740 total fee paid, $20,440 was paid previously with the filing of the preliminary proxy statement and $10,300 was paid with the filing of the revised preliminary proxy statement.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:

Notes:

                [LOGO OF JONES INTERCABLE, INC. APPEARS HERE]

                           9697 EAST MINERAL AVENUE
                           ENGLEWOOD, COLORADO 80112

      NOTICE OF VOTES OF THE LIMITED PARTNERS OF CABLE TV FUND 14-B, LTD.

To the Limited Partners of Cable TV Fund 14-B, Ltd.:

  Special votes of the limited partners of Cable TV Fund 14-B, Ltd. (the "Partnership") are being conducted through the mails on behalf of the Partnership by Jones Intercable, Inc., the general partner of the Partnership, for the purposes of obtaining limited partner approval of Proposal A and Proposal B. Proposal A relates to the sale, to an unaffiliated third party, of the cable television system serving portions of Broward County, Florida, including the cities of Davie, Cooper City, Dania and Lauderdale Lakes (the "Broward System"), owned by the Cable TV Fund 14 A/B Venture (the "Venture"), a joint venture in which the Partnership has a 73 percent ownership interest, for $140,000,000 in cash, subject to closing adjustments that may have the effect of reducing the sales price by up to approximately $7,000,000. Proposal B relates to the sale, to an unaffiliated third party, of the cable television system serving the towns of Pawleys Island and Surfside Beach, the counties of Horry and Georgetown, and the Myrtle Beach Air Force Base Redevelopment Authority, all in South Carolina (the "Surfside System"), owned by the Partnership, for $51,500,000 in cash, subject to customary working capital closing adjustments that may have the effect of increasing or decreasing the sales price by a non-material amount. Information relating to these matters is set forth in the accompanying Proxy Statement.

  If the limited partners approve the proposed sale of the Broward System and if the transaction is closed, the Venture will repay all of its debts and pay a brokerage fee and then the $96,831,351 of net sale proceeds will be distributed to the two constituent partnerships of the Venture in proportion to their ownership interests. The Partnership accordingly will receive 73 percent of such proceeds, estimated to total $70,583,138, and the Partnership will distribute this portion of the net sale proceeds to its limited partners of record as of the closing date of the sale of the Broward System. It is estimated that the Partnership will distribute to the limited partners $270 for each $500 limited partnership interest, or $540 for each $1,000 invested in the Partnership. Distribution checks will be issued to limited partners' account registration or payment instruction of record.

  If the limited partners approve the proposed sale of the Surfside System and if the transaction is closed, the Partnership will repay all of the amounts borrowed under its credit facility and certain capital leases, repay general partner advances, pay a brokerage fee and a deferred acquisition fee and then the $34,444,900 of net sale proceeds will be distributed by the Partnership to its limited partners of record as of the closing date of the sale of the Surfside System. It is estimated that the Partnership will distribute to the limited partners $132 for each $500 limited partnership interest, or $264 for each $1,000 invested in the Partnership. Distributions will be net of South Carolina non-resident withholding tax, if applicable, and distribution checks will be issued to limited partners' account registration or payment instruction of record.

  Once the Partnership has completed the distributions of its portion of the net proceeds from the sale of the Broward System and the net proceeds from the sale of the Surfside System, limited partners of the Partnership will have received a total of $402 for each $500 limited partnership interest, or $804 for each $1,000 invested in the Partnership. The Partnership has made no prior distributions to limited partners. After the sale of the Broward System and the sale of the Surfside System, the Partnership will still own and operate the cable television system serving Littlerock, California. It is anticipated that the Partnership will make another distribution to limited partners when the Littlerock, California system is sold.

  Only limited partners of record at the close of business on January 1, 1998 are entitled to notice of, and to participate in, these votes of limited partners. It is very important that all limited partners participate in the voting. The ability of the Venture and the Partnership to complete the transactions discussed in the Proxy Statement and the Partnership's ability to make distributions to its limited partners of its portion of the net proceeds of the sale of the Broward System and of the net proceeds of the sale of the Surfside System are dependent upon the approval of the transactions by the holders of a majority of the Partnership's limited partnership interests. The closing of the sale of the Broward System is not contingent upon the closing of the sale of the Surfside System and the closing of the sale of the Surfside System is not contingent upon the closing of the sale of the Broward System. If, for example, the limited partners approve one of the proposed sales but not the other, the transaction that receives limited partner approval will be able to close but the transaction that does not receive limited partner approval will not be able to close.

  The proposals that are the subject of this proxy solicitation will be adopted only if approved by the holders of a majority of the limited partnership interests. Each limited partnership interest entitles the holder thereof to one vote on each proposal. Because the Partnership's limited partnership agreement (the "Partnership Agreement") provides that the proposals will be adopted only if approved by the holders of a majority of the limited partnership interests, abstentions and non-votes will be treated as votes against the proposals. A properly executed proxy returned to the general partner on which a limited partner does not mark a vote will be counted as votes for the proposed sales of the Broward System and the Surfside System. Because limited partners do not have dissenters' or appraisal rights in connection with the proposed sales of the Broward System and the Surfside System, if the holders of a majority of the limited partnership interests approve the proposals, all limited partners will receive distributions of the net sale proceeds in accordance with the procedures prescribed by the Partnership Agreement regardless of how or whether they vote on the proposals.

  Jones Intercable, Inc., as general partner of the Partnership, urges you to sign and return the enclosed proxy card as promptly as possible. The proxy card should be returned in the enclosed envelope.

                                          JONES INTERCABLE, INC.
                                          General Partner

                                          /s/ Elizabeth M. Steele
                                          -----------------------
                                          Elizabeth M. Steele
                                          Secretary

Dated: January 23, 1998

                [LOGO OF JONES INTERCABLE, INC. APPEARS HERE]

                           9697 EAST MINERAL AVENUE
                           ENGLEWOOD, COLORADO 80112

                                PROXY STATEMENT

                         VOTES OF THE LIMITED PARTNERS
                          OF CABLE TV FUND 14-B, LTD.

  This Proxy Statement is being furnished in connection with the solicitation of the written consents of the limited partners of Cable TV Fund 14-B, Ltd. (the "Partnership") by Jones Intercable, Inc., the general partner of the Partnership (the "General Partner"), on behalf of the Partnership, for the purposes of obtaining limited partner approval of Proposal A and Proposal B. Proposal A relates to the sale of the cable television system serving portions of Broward County, Florida, including the cities of Davie, Cooper City, Dania and Lauderdale Lakes (the "Broward System"), owned by the Cable TV Fund 14 A/B Venture (the "Venture"), a joint venture in which the Partnership has a 73 percent ownership interest, for $140,000,000 in cash, subject to closing adjustments that may have the effect of reducing the sales price by up to approximately $7,000,000, to Comcast Corporation or one of its affiliates ("Comcast"). Proposal B relates to the sale of the cable television system serving the towns of Pawleys Island and Surfside Beach, the counties of Horry and Georgetown, and the Myrtle Beach Air Force Base Redevelopment Authority, all in South Carolina (the "Surfside System"), owned by the Partnership for $51,500,000 in cash, subject to customary working capital closing adjustments that may have the effect of increasing or decreasing the sales price by a non-material amount, to Cable One, Inc. ("Cable One"). Neither Comcast nor Cable One are affiliated with the Partnership or with the General Partner.

  Proposal A and Proposal B are not contingent upon the other. For example, if the limited partners approve Proposal A but not Proposal B, the sale of the Broward System will be able to close but the sale of the Surfside System will not be able to close. Conversely, if the limited partners approve Proposal B but not Proposal A, the sale of the Surfside System will be able to close but the sale of the Broward System will not be able to close. The Board of Directors has approved both transactions and the General Partner recommends that the holders of the Partnership's limited partnership interests approve both transactions.

  Proxies in the form enclosed, properly executed and duly returned, will be voted in accordance with the instructions thereon. Limited partners are urged to sign and return the enclosed proxy as promptly as possible. Proxies cannot be revoked except by delivery of a proxy dated as of a later date. Officers and other employees of the General Partner may solicit proxies by mail, by fax, by telephone or by personal interview. The deadline for the receipt of proxy votes is February 28, 1998, unless extended, but the vote of the Partnership's limited partners will be deemed to be concluded on the date, at least 20 business days from the date the proxy materials are sent to limited partners, that the General Partner, on behalf of the Partnership, is in receipt of proxies executed by the holders of a majority of the limited partnership interests either consenting to or disapproving of the proposed transactions. The General Partner may extend the deadline for receipt of proxy votes if a majority of the limited partners fail to express an opinion on the transactions by February 28, 1998. If the General Partner extends the deadline for receipt of proxy votes, the limited partners will be informed by mail of the reason for the extension and the new deadline. The cost of the proxy solicitation will be paid by the Partnership.

  The Partnership has only one class of limited partners and no limited partner has a right of priority over any other limited partner. The participation of the limited partners is divided into limited partnership interests and each limited partner owns one limited partnership interest for each $500 of capital contributed to the Partnership.

  As of November 30, 1997, the Partnership had 261,353 limited partnership interests outstanding, held by 15,628 persons. There is no established trading market for such interests. To the best of the General Partner's knowledge, no person or group of persons beneficially own more than five percent of the limited partnership interests. During late 1996 and early 1997, Madison Partnership Liquidity Investors XIII, LLC, First Trust Co. LP and Smithtown Bay, LLC, three firms unaffiliated with the Partnership, the General Partner and each other, conducted tender offers for interests in the Partnership. As of November 30, 1997, Madison Partnership Liquidity Investors XIII, LLC and its affiliates owned 6,384 limited partnership interests, or 2.4 percent of the Partnership's limited partnership interests. As of such date, First Trust Co. LP and its affiliates owned 3,100 limited partnership interests, or 1.2 percent of the Partnership's limited partnership interests. And as of such date, Smithtown Bay, LLC and its affiliates owned 1,595 interests, or 0.6 percent of the Partnership's limited partnership interests. Pursuant to the terms of agreements between the Partnership and the General Partner and such firms, all of the limited partnership interests held by these firms will be voted in the same manner as the majority of all other limited partners who vote on the proposed transactions. Thus, for example, if the limited partnership interests voted in favor of the proposed transactions constitute a majority of all limited partnership interests voted but not a majority of all limited partnership interests, these firms will be required to vote their limited partnership interests in favor of the transactions, and in such event the votes of these firms could be sufficient to cause the proposed transactions to be approved by a majority of all limited partnership interests, which is the vote necessary to cause the proposed transactions to be approved. The General Partner owns 28 limited partnership interests. The officers and directors of the General Partner own no limited partnership interests. The 28 limited partnership interests owned by the General Partner will be voted in favor of the proposed transactions. Only limited partners of record at the close of business on January 1, 1998 will be entitled to notice of, and to participate in, the vote.

  As of the date of this Proxy Statement, the Partnership owns a 73 percent ownership interest in the Venture. Cable TV Fund 14-A, Ltd. ("Fund 14-A") has a 27 percent ownership interest in the Venture. The Venture's only asset is the Broward System. Because of the Partnership's majority ownership interest in the Venture, the Partnership's financial statements are consolidated with the financial statements of the Venture, with the ownership interest of Fund 14-A in the Venture shown as a minority interest. The Partnership also directly owns the Surfside System and the cable television system serving Littlerock, California (the "Littlerock System"). The General Partner expects that the Littlerock System will be sold in the near future. After the sale of the Broward System by the Venture, the Venture will be liquidated and dissolved. The Partnership will continue to be a public entity subject to the informational reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") until after the Surfside System and the Littlerock System are sold. A vote of the limited partners of the Partnership will be required in the future to approve the sale of the Littlerock System.

  Upon the consummation of the proposed sale of the Broward System, the Venture will pay all of its indebtedness, which totaled $39,571,339 at September 30, 1997, and a brokerage fee totaling $3,500,000 to The Jones Group, Ltd., a wholly owned subsidiary of the General Partner, and then the $96,831,351 of net sale proceeds will be distributed to the two constituent partnerships of the Venture in proportion to their ownership interests in the Venture. The Partnership accordingly will receive 73 percent of such proceeds, estimated to total $70,583,138 and then the Partnership will distribute this portion of the net sale proceeds to its limited partners of record as of the closing date of the sale of the Broward System. Distribution checks will be issued to limited partners' account registration or payment instruction of record. Based upon pro forma financial information as of September 30, 1997 and assuming an unadjusted sales price of $140,000,000, as a result of the Broward System's sale, the limited partners of the Partnership, as a group, will receive $70,583,138. Limited partners will receive $270 for each $500 limited partnership interest, or $540 for each $1,000 invested in the Partnership, from the Partnership's portion of the net proceeds of the Broward System's sale.

  If the closing adjustments result in a lower sales price, however, the amount of the net sale proceeds available for distribution to limited partners will be reduced. If the sales price is reduced because the Broward System has less than 56,637 basic subscribers at closing, the sales price will be reduced by an amount equal to

$2,472 multiplied by the number by which the system's basic subscribers are less than 56,637. It is possible that the sales price could be reduced by as much as $7,000,000, from $140,000,000 to $133,000,000, if the number of basic subscribers to the Broward System are equal to or less than 53,805 at closing. In such event, the limited partners of the Partnership, as a group, would receive only $65,480,638, or $251 for each $500 limited partnership interest, or $502 for each $1,000 invested in the Partnership. The Venture would have no obligation to close the sale of the Broward System if the sales price were reduced below $133,000,000 due to this basic subscriber closing adjustment. Because the General Partner expects that the Broward System will have approximately 56,700 basic subscribers as of the closing date of the system's sale to Comcast, the General Partner anticipates that any closing adjustments relating to the number of the system's basic subscribers will not reduce the sales price by a material amount. See "Proposed Sale of the Broward System, Sales Price."

  Upon the consummation of the proposed sale of the Surfside System, the Partnership will retain approximately $350,000 of the sale proceeds as a capital reserve, repay advances from the General Partner totalling approximately $475,000, repay all of the approximately $14,400,000 borrowed under its credit facility, leaving the Partnership with no debt outstanding, pay a brokerage fee totalling $1,287,500 to The Jones Group, Ltd., a wholly owned subsidiary of the General Partner, pay a deferred acquisition fee of $920,000 to The Jones Group, Ltd., make capital lease repayments of $101,629, and then the $34,444,891 of net sale proceeds will be distributed to the Partnership's limited partners of record as of the closing date of the sale of the Surfside System. Distributions will be net of South Carolina non-resident withholding tax, if applicable, and distribution checks will be issued to limited partners' account registration or payment instruction of record. Based upon pro forma financial information as of September 30, 1997, as a result of the Surfside System's sale, the limited partners of the Partnership, as a group, will receive $34,444,891. Limited partners will receive $132 for each $500 limited partnership interest, or $264 for each $1,000 invested in the Partnership.

  Once the Partnership has completed the distributions of its portion of the net proceeds from the sale of the Broward System and the net proceeds from the sale of the Surfside System, limited partners of the Partnership will have received a total of $402 for each $500 limited partnership interest, or $804 for each $1,000 invested in the Partnership. The Partnership has made no prior distributions to limited partners. After the sale of the Broward System and the sale of the Surfside System, the Partnership will own and operate the Littlerock System until it also is sold. It is anticipated that the Partnership will make another distribution to limited partners when the Littlerock System is sold.

  Limited partners should note that there are certain income tax consequences of the proposed transactions. These consequences are outlined herein under the caption "Federal and State Income Tax Consequences."

  The proposals that are the subject of this proxy solicitation will be adopted only if approved by the holders of a majority of the limited partnership interests. Each limited partnership interest entitles the holder thereof to one vote on each proposal. Because the Partnership's limited partnership agreement (the "Partnership Agreement") provides that the proposals will be adopted only if approved by the holders of a majority of the limited partnership interests, abstentions and non-votes will be treated as votes against the proposals. A properly executed proxy returned to the General Partner on which a limited partner does not mark a vote with respect to Proposal A will be counted as a vote for the proposed sale of the Broward System and a properly executed proxy returned to the General Partner on which a limited partner does not mark a vote with respect to Proposal B will be counted as a vote for the proposed sale of the Surfside System. Because limited partners do not have dissenters' or appraisal rights in connection with the proposed sales of the Broward System and the Surfside System, if the holders of a majority of the limited partnership interests approve the proposals, all limited partners will receive distributions of the net sale proceeds in accordance with the procedures prescribed by the Partnership Agreement regardless of how or whether they vote on the proposals.

  The limited partners of Fund 14-A will not vote on the sale of the Broward System because the Venture's proposed sale of the Broward System does not constitute the sale of all or substantially all of Fund 14-A's assets. Thus, the closing of the sale of the Broward System is not conditioned upon the approval of Fund 14-A's limited partners.

  The approximate date on which this Proxy Statement and Form of Proxy are being sent to limited partners is January 23, 1998.

                            PARTNERSHIP INFORMATION

THE PARTNERSHIP'S INVESTMENT OBJECTIVES

  The Partnership was formed to acquire, develop, operate and, ultimately, sell cable television systems. The primary objectives of the Partnership have been to obtain capital appreciation in the value of the Partnership's cable television properties; to obtain equity build-up through debt reduction; and to generate tax losses that could be utilized to offset passive income. It was contemplated from the outset of the Partnership's existence that capital appreciation in Partnership cable television properties would be converted to cash by a sale of such properties at such time as the General Partner determined that the Partnership's investment objectives had substantially been achieved and after a holding period of approximately five to seven years.

  Sales of the Partnership's limited partnership interests commenced on August 17, 1987 and the Partnership was formed on September 9, 1987 when subscriptions for the minimum offering amount were received. On January 8, 1988, Fund 14-A and the Partnership formed the Venture. Fund 14-A contributed $18,975,000 to the capital of the Venture for a 27 percent ownership interest and the Partnership contributed $51,025,000 to the capital of the Venture for a 73 percent ownership interest. The Venture was formed to pool the financial resources of Fund 14-A and Partnership, two public partnerships sponsored by the General Partner with identical investment objectives, and to enable them to acquire a greater number of and/or larger cable television systems than each of the partnerships could acquire on its own. The Venture acquired the Broward System on March 31, 1988. The Partnership acquired the Surfside System on September 23, 1988.

  Based upon the track record of prior public partnerships sponsored by the General Partner that had liquidated or were in the process of liquidating their assets during the period that limited partnership interests in the Partnership were being sold and based upon disclosures made to prospective investors about the Partnership's investment objectives in the Cable TV Fund 14 Limited Partnership Program prospectus and accompanying sales brochure, investors in the Partnership reasonably could have anticipated that the Partnership's investment objectives would be achieved and its assets liquidated after a holding period of approximately five to seven years. Due to the uncertain and then adverse regulatory environment that developed in the early 1990's for the cable television industry, the resultant decline in the prices for cable television systems and the subsequent inactivity in the cable television system marketplace, the General Partner determined that it would be prudent to delay the sale of the Broward System and the Surfside System until market conditions improved, and as a result the Broward System has been held by the Venture for almost 10 years and the Surfside System has been held by the Partnership for more than nine years.

  The purpose of the sale of the Broward System, from the Partnership's perspective, is to attain the Partnership's primary investment objective with respect to the Broward System, i.e., to convert the Partnership's illiquid investment in the Broward System to cash. The sale proceeds will be used to repay all outstanding indebtedness of the Venture and certain fees and expenses of the transaction, and the remaining sale proceeds will be distributed to the two constituent partnerships of the Venture. The Partnership in turn will distribute its 73 percent portion of the net sale proceeds to the limited partners of the Partnership in accordance with the distribution procedures established by the Partnership Agreement. The sale of the Broward System is thus the necessary final step in the Partnership's accomplishment of its investment objectives with respect to the Venture and the Broward System.

  The purpose of the sale of the Surfside System, from the Partnership's perspective, is to obtain the Partnership's primary investment objective with respect to the Surfside System, i.e., to convert the Partnership's illiquid investment in the Surfside System to cash. The sale proceeds will be used to repay all of the Partnership's debt and certain fees and expenses of the transaction, and the remaining sale proceeds will be distributed to the limited partners of the Partnership in accordance with the distribution procedures established by the Partnership Agreement. The sale of the Surfside System is thus the necessary final step in the Partnership's accomplishment of its investment objectives with respect to the Surfside System.

  All distributions of the Partnership from the proceeds of the sale of cable television systems are to be distributed 100 percent to the limited partners until the limited partners receive an amount equal to 125 percent of their initial capital contributions, and thereafter all such distributions are to be shared 75 percent to the limited partners and 25 percent to the General Partner. Based upon the proposed sale prices for the Broward System and the Surfside System and the most recent appraisal of the current fair market value of the Littlerock System, the General Partner now estimates that the limited partners of the Partnership will not ultimately receive distributions in an amount equal to their initial capital contributions and thus the sharing arrangement with the General Partner will not ever be triggered.

VOTING PROVISION OF THE PARTNERSHIP AGREEMENT

  Section 2.2(k) of the Partnership Agreement provides that the sale of all or substantially all of the Partnership's assets is subject to the approval of the holders of a majority of the Partnership's limited partnership interests. Because the Broward System is the Venture's sole asset, and because the Partnership's ownership interest in the Venture represents a substantial portion of the Partnership's assets, the proposed sale of the Broward System to Comcast is being submitted for limited partner approval. Because the Surfside System represents a substantial portion of the Partnership's assets, the proposed sale of the Surfside System to Cable One is also being submitted for limited partner approval.

                    PROPOSAL A--SALE OF THE BROWARD SYSTEM

GENERAL

  Pursuant to the terms and conditions of an asset purchase agreement dated as of October 3, 1997 (the "Broward Agreement") by and between the Venture and Comcast, the Venture has agreed to sell the Broward System to Comcast for a sales price of $140,000,000, subject to closing adjustments that may have the effect of reducing the sales price by up to $7,000,000. Comcast is a Pennsylvania corporation headquartered at 1500 Market Street, Philadelphia, Pennsylvania 19102. Comcast is not affiliated with the Partnership or with the General Partner. The Partnership has been informed that Comcast intends to finance its acquisition of the Broward System through cash on hand and borrowings.

THE CLOSING OF THE BROWARD SYSTEM'S SALE

  The closing of the sale will occur on the last day of the month immediately following the tenth day after the date on which all of the closing conditions set forth in the Broward Agreement have been satisfied. It is anticipated that the closing will occur during the first quarter of 1998. Because the closing is conditioned upon, among other things, the approval of the limited partners of the Partnership and the receipt of material third party consents necessary for the transfer of the Broward System to Comcast, there can be no assurance that the proposed sale will occur. The Broward Agreement may be terminated by either the Venture or Comcast if the closing is not consummated on or before March 31, 1998. See "Proposed Sale of the Broward System, Conditions to Closing of the Broward System's Sale" for a description of the material third party consents necessary for the transfer of the Broward System to Comcast.

THE BROWARD SYSTEM

  The Broward System was acquired by the Venture in March 1988 for an aggregate purchase price of $98,972,000, including a brokerage fee of $3,800,000 paid to The Jones Group, Ltd., which represented 4 percent of the Broward System's $95,000,000 purchase price. At acquisition, the Broward System consisted of approximately 660 miles of cable plant passing approximately 70,800 homes and serving approximately 35,000 basic subscribers. The basic penetration rate of the Broward System at acquisition was approximately 49 percent. The Broward System's $95,000,000 purchase price represented a purchase price per basic subscriber of $2,714.

  At the closing of its sale to Comcast, the Broward System is expected to consist of approximately 1,030 miles of cable plant passing approximately 91,800 homes and serving approximately 56,700 basic subscribers. The basic penetration rate of the Broward System is now approximately 62 percent. During the holding period, the Venture used approximately $33,372,600 in capital expenditures to expand and/or rebuild the cable plant of the Broward System. In 1996, the Broward System had annual revenues of $25,500,000 and annual cash flow of $11,660,000. The Broward System is projected to have annual revenues in 1997 of $28,200,000 and annual cash flow in 1997 of $12,700,000. Thus, the $140,000,000 sales price represents 12 times 1996 cash flow and 11 times projected 1997 cash flow, and the $140,000,000 sales price represents a sales price per basic subscriber of $2,472.

  Comcast will purchase all of the tangible assets of the Broward System that are leased or owned by the Venture and used in the operation of the system, including the system's real estate, vehicles, headend equipment, underground and aboveground cable distribution systems, towers, earth satellite receive stations and furniture and fixtures. Comcast also will acquire certain of the intangible assets of the system, including all of the franchises, leases, agreements, permits, licenses and other contracts and contract rights necessary for the operation of the system. Also included in the sale are the subscriber accounts receivable of the system and all of the system's records, files, schematics, maps, reports, promotional graphics, marketing materials and reports filed with federal, state and local regulatory agencies. The foregoing notwithstanding, certain of the Broward System's assets will be retained by the Venture, including cash or cash equivalents on hand and in banks, insurance policies, and any federal, state or local income or other tax refunds to which the Venture may be entitled.

SALES PRICE FOR THE BROWARD SYSTEM

  Subject to the closing adjustments described below, the sales price for the Broward System is $140,000,000. The Broward Agreement provides for closing adjustments that may reduce the sales price by as much as five percent.

  In the event that the Broward System's current assets as of the closing date are in excess of the Broward System's total liabilities as of closing date, the sales price will be increased by an amount equal to the Broward System's net assets. In the event that the Broward System's current assets as of the closing date are less than the Broward System's total liabilities as of the closing date, the purchase price will be decreased by an amount equal to the Broward System's net liabilities. These closing adjustments, which are not expected to be material, reflect the principle that all liabilities, expenses and income of the Broward System prior to the closing date belong to the Venture and all liabilities, expenses and income attributable to the Broward System after the closing date are for the account of Comcast.

  The sales price will be reduced by an amount equal to the product of $2,472 multiplied by the number, if any, by which the average number of basic subscribers to the Broward System as of the closing date is less than 56,637. This provision could result in the sales price being reduced by as much as $7,000,000. For example, the purchase price would be reduced from $140,000,000 to $133,000,000 if the number of basic subscribers to the Broward System are equal to or less than 53,805 at closing. The Venture would have no obligation to close the sale of the Broward System if the sales price were reduced below $133,000,000 due to this basic subscriber closing adjustment. Because the General Partner expects that the Broward System will have approximately 56,700 basic subscribers as of the closing date of the system's sale to Comcast, the General Partner anticipates that any closing adjustments relating to the number of the system's basic subscribers will not reduce the sales price by a material amount.

  The sales price will also be decreased by an amount equal to the amount of refunds to be made to subscribers of the Broward System's paging business after the closing date under the agreements for paging services executed on or prior to the closing date. In addition, the sales price will be reduced by $300,000, the value that Comcast has placed on the Broward System's paging business, if the Venture is unable to obtain from a third party certain waivers and contract modifications relating to the Broward System's paging business that are necessary to transfer the Broward System's paging business to Comcast.

  Please see the Notes to Unaudited Pro Forma Consolidated Financial Statements for a detailed accounting of the General Partner's current best estimate of the anticipated closing adjustments.

CONDITIONS TO THE CLOSING OF THE BROWARD SYSTEM'S SALE

  The obligations of both the Venture and Comcast to consummate the closing are subject to the satisfaction or waiver of the following conditions: (a) any applicable waiting period under the Hart Scott Rodino Anti-Trust Improvements Act of 1976 (the "HSR Act") relating to the transactions contemplated by the Broward Agreement shall have expired or been terminated; (b) no provision of any applicable law or regulation and no judgment, injunction, order or decree shall prohibit the consummation of the closing; (c) the Venture and Comcast shall have received all required consents in connection with the Broward System's material contracts (excluding pole attachment agreements) and all approvals of governmental franchising authorities to the transfer of the Broward System's cable television franchises from the Venture to Comcast, and no such required consent or franchise approval shall have been revoked; and (d) the holders of the limited partnership interests of the Partnership shall have voted to approve the Venture's sale of the Broward System to Comcast. All waiting periods under the HSR Act have expired, thereby removing this as a condition to closing.

  The obligation of Comcast to consummate the closing is subject to the satisfaction or waiver of the following further conditions: (a) the Venture shall have performed in all material respects all of its obligations required under the Broward Agreement to be performed by it on or prior to the closing date, the representations and warranties of the Venture contained in the Broward Agreement and in any certificate or other writing delivered by the Venture pursuant thereto shall have been true as of the date of the Broward Agreement and shall be true at and as of the closing date in all material respects except for changes permitted or contemplated by the Broward Agreement, and Comcast shall have received a certificate signed by an appropriate executive officer of the General Partner to the foregoing effect;
(b) Comcast shall have received an opinion of the General Partner's Vice President and General Counsel, dated the closing date, in form and substance reasonably satisfactory to Comcast; (c) Comcast shall have received an opinion of the Venture's FCC counsel, dated the closing date, in form and substance reasonably satisfactory to Comcast; (d) the Broward System shall have as of the closing date at least (i) an average number of basic subscribers equal to 53,805, (ii) 91,800 homes passed and (iii) average monthly revenue per basic subscriber of at least $33.29; (e) there shall have been no material adverse change in the business, assets, condition (financial or otherwise) or results of operations of the Broward System; (f) Comcast shall have entered into, or received a valid assignment of, a retransmission consent agreement with each broadcaster whose signal is carried on the Broward System at the closing on terms and conditions reasonably acceptable to Comcast (excluding broadcasters that made the "must carry" election); (g) Comcast shall have entered into license agreements for pole attachments with each of the parties to the Broward System's license agreements for pole attachments or provided for or made alternative arrangements reasonably acceptable to Comcast for use of such pole attachments without violation of any legal requirement; (h) Comcast shall have conducted an environmental assessment of the Broward System's real estate, which assessment shall be satisfactory to Comcast in its reasonable discretion; (i) no provision of any applicable law or regulation and no judgment, injunction, order or decree shall restrain, prohibit or otherwise interfere with the effective operation or enjoyment by Comcast of all or any material portion of the Broward System; (j) no proceeding challenging the Broward Agreement or the transactions contemplated thereby or seeking to prohibit or materially delay the closing shall have been instituted by any person; (k) Comcast shall have received evidence satisfactory to it that the Venture's credit facility has been repaid and that the security interest of the Venture's banks in the Broward System have been terminated; and (l) all title defects shall have been insured or cured.

  The obligation of the Venture to consummate the closing is subject to the satisfaction or waiver of the following further conditions: (a) Comcast shall have performed in all material respects all of its obligations under the Broward Agreement required to be performed by it at or prior to the closing date, the representations and warranties of Comcast contained in the Broward Agreement and in any certificate or other writing delivered by Comcast pursuant thereto shall have been true as of the date of the Broward Agreement and shall be true at and as of the closing date in all material respects, and the Venture shall have received a certificate signed by an appropriate executive officer of Comcast to the foregoing effect; (b) the downward adjustment to the sales price shall not exceed the amount of $7,000,704; provided, however, that in the event that the downward adjustment to the sales price would exceed such amount but Comcast agrees to limit the amount of the downward adjustment to the sales price to an amount equal to $7,000,704, then this condition shall be deemed waived by the Venture; (c) the Venture shall have received an opinion of the Deputy General Counsel of Comcast, dated the closing date in form and substance reasonably satisfactory to the Venture; and
(d) no proceeding challenging the Broward Agreement or the transactions contemplated thereby or seeking to prohibit or materially delay the closing shall have been instituted by any person.

BREAK-UP FEE AND EXPENSE REIMBURSEMENT PAYABLE TO COMCAST

  In order to induce Comcast to enter into the Broward Agreement, the Venture has agreed that if (i) the General Partner fails to vote in favor of or fails to recommend to the limited partners of the Partnership that they vote in favor of the sale of the Broward System to Comcast and the limited partners of the Partnership fail to approve the sale of the Broward System to Comcast, or (ii) the limited partners of the Partnership fail to approve the sale of the Broward System to Comcast because of a superior proposal for the Broward System received by the Venture after the date of the Broward Agreement and prior to the vote of the limited partners of the Partnership or any transaction having a similar effect, the Venture will pay to Comcast a break-up fee in an amount equal to the greater of five percent of the $140,000,000 sales price or five percent of the sales price to be received by the Venture from the party making the superior proposal. For this purpose, the term "superior proposal" means any bona fide, written, unsolicited offer or proposal relating to a merger or other business combination involving the Venture or the acquisition in any manner of any significant equity interest in, or a substantial portion of the assets of, the Venture. Limited partners are informed that as of the date of this Proxy Statement, the Venture has received no superior proposal for the Broward System and the General Partner currently does not expect that the Venture will receive a superior proposal for the Broward System.

  In order to induce Comcast to enter into the Broward Agreement, the Venture also has agreed that if the limited partners of the Partnership fail to approve the sale of the Broward System to Comcast for any reason, the Venture will pay Comcast an amount equal to the actual reasonable fees and expenses paid or payable by or on behalf of Comcast to its attorneys, accountants, environmental consultants, management consultants, as well as costs and expenses incurred by Comcast in connection with time spent by its employees, in connection with the negotiation, execution and delivery of the Broward Agreement.

GENERAL PARTNER GUARANTEE AND COVENANTS TO COMCAST

  In order to induce Comcast to enter into the Broward Agreement, the General Partner has executed and delivered to Comcast a guarantee by which the General Partner has guaranteed all of the liabilities and obligations of the Venture, Fund 14-A and the Partnership to Comcast under the Broward Agreement. Comcast informed the General Partner that it would be unwilling to enter into the Broward Agreement without having received the General Partner's guarantee. The General Partner received no payment from the Venture or Fund 14-A or the Partnership in return for giving this guarantee.

  The General Partner also agreed with Comcast that the General Partner would prepare and, as soon as practicable, and in any event within 30 days after the date of the Broward Agreement, file with the Securities and Exchange Commission (the "SEC") a preliminary proxy statement comprising preliminary proxy materials of the Partnership under the Exchange Act with respect to the transactions contemplated by the Broward Agreement, and would thereafter use its best efforts to respond to any comments of the SEC with respect thereto and to cause a definitive proxy statement and proxy to be mailed to the limited partners of the Partnership as promptly as practicable. The General Partner is obligated to notify Comcast promptly of the receipt of any comments from the SEC or its staff or any other governmental official and of any request by the SEC or its staff or any other governmental official for amendments or supplements to the preliminary proxy statement or for additional information.

  The General Partner also agreed with Comcast that this Proxy Statement would include the affirmative recommendation of the General Partner that the limited partners of the Partnership approve the transactions contemplated by the Broward Agreement, and it does so. The General Partner also agreed with Comcast that it would take all action necessary, in accordance with applicable law and the Partnership Agreement, to conduct a vote of the limited partners of the Partnership as promptly as practicable to consider the approval of the Broward Agreement and the transactions contemplated thereby, and it has done so. The General Partner also agreed with Comcast that, subject to compliance with applicable law, it would use commercially reasonable efforts to solicit from the limited partners of the Partnership proxies in favor of approval of the transactions contemplated by the Broward Agreement and to take all other commercially reasonable action necessary to secure the vote of the limited partners required to effect the transactions contemplated by the Broward Agreement, and it has done so. The General Partner also agreed with Comcast that it would vote its limited partnership interests in favor of the sale of the Broward System to Comcast pursuant to the terms and conditions of the Broward Agreement, and it intends to do so.

BROKERAGE FEE

  As permitted by Section 2.2(n)(i) of the Partnership Agreement, which provides for the payment by the Partnership of brokerage fees to The Jones Group, Ltd. in an amount not to exceed a total of 2.5 percent of the sales price of a cable television system sold by the Partnership to an unaffiliated party, the Venture will pay The Jones Group, Ltd. a fee of $3,500,000 upon the completion of the sale of the Broward System to Comcast as compensation to such firm for acting as the Venture's broker and financial advisor in connection with the sale of the Broward System to Comcast. The $3,500,000 brokerage fee represents 2.5 percent of the $140,000,000 sales price.

REASONS FOR THE TIMING OF THE SALE OF THE BROWARD SYSTEM

  The decision to proceed with the sale of the Broward System at this time was based upon the General Partner's determination early in 1997 that Fund 14-A and the Partnership had achieved their investment objectives with respect to the Broward System and that the Broward System should be offered for sale. In accordance with this decision, an information package describing the Broward System was prepared by The Jones Group, Ltd., and The Jones Group, Ltd. began marketing the Broward System for sale. Upon request, the information package about the Broward System was sent to four unaffiliated cable television system operators, each of which is one of the nation's largest multiple cable television system operators. Offers to purchase the Broward System were received in mid-July 1997 from three of these four cable television system operators. All of the various terms of these offers were analyzed by officers of The Jones Group, Ltd. and were discussed with the Group Vice President/Finance of the General Partner. Upon the conclusion of this analysis, Comcast's bid, which offered the highest purchase price for the Broward System and terms customary for transactions of this kind, was accepted. A definitive agreement was negotiated at arm's-length between the General Partner, representing the Venture and its two constituent partnerships, and Comcast over a period of two months and the definitive agreement was executed on October 3, 1997.

  The Partnership has a finite legal existence of 17 years, over 10 of which have passed. It was not intended or expected, however, that the Partnership would hold its cable systems for 17 years. Although it was not possible at the outset of the Partnership to determine precisely how quickly the investment objectives with respect to any particular system would be achieved, investors were informed that past experience with prior partnerships had shown that five to seven years was the average length of time from the acquisition of a cable system to its sale. Investors in the Partnership also were able to examine the track record of prior partnerships because such track record was set forth in the prospectus delivered in connection with the Partnership's initial public offering. At the time of the formation of the Partnership, the track record showed that prior partnerships had rarely held their cable systems for any longer than six years.

  When investing in the Partnership, by virtue of the provisions of Section 2.2(k) of the Partnership Agreement, the limited partners vested in the General Partner the right and the responsibility to determine when the Partnership's investment objectives had been achieved. The Broward System was acquired by the Venture because, in the opinion of the General Partner at the time of the Broward System's acquisition, it had the potential for capital appreciation within a reasonable period of time. It is the General Partner's opinion that during the almost 10 years that the Broward System has been held by the Venture, the Partnership's investment objectives with respect to the Broward System have been achieved. The General Partner used no specific benchmarks or measurement tools in determining that the Partnership's investment objectives have been achieved. The General Partner conducted a subjective evaluation of a variety of factors including the length of the holding period, the prospects for future growth as compared to the potential risks, the cash on cash return to investors, the after-tax internal rate of return to limited partners and the amount of gain to be recognized on the sale of assets.

  In evaluating whether now was the time for the Venture to sell the Broward System, the General Partner generally considered the benefits to the limited partners that might be derived by the Partnership's holding the Broward System for an additional period of time. The General Partner assumed that the Broward System probably would continue to appreciate in value and that as a result the Broward System might be able to be sold for a greater sales price in the future. The General Partner weighed these assumptions against the potential risks to investors from a longer holding period, i.e., the risks that regulatory, technology and/or competitive developments could cause the Broward System to decline in value, which would result in a lesser sales price in the future. A longer holding period would expose investors to the risk that competition from direct broadcast satellite companies, telephone companies and/or neighboring cable companies could diminish the number of subscribers to the Broward System's basic and premium services, thereby decreasing the value of the Broward System. A longer holding period also would expose investors to the risk that changes in the regulations promulgated by the governmental agencies that oversee cable operations could make cable systems a less desirable investment, thereby decreasing the value of the Broward System. The General Partner's decision to sell the Broward System at this time was greatly influenced by the fact that the originally contemplated holding period has been exceeded.

RECOMMENDATION OF THE GENERAL PARTNER AND FAIRNESS OF THE PROPOSED SALE OF THE BROWARD SYSTEM

  The General Partner believes that the Venture's proposed sale of the Broward System to Comcast on the terms and conditions of the Broward Agreement and the proposed distributions of the net proceeds therefrom are fair to all limited partners of the Partnership, and it recommends that the limited partners of the Partnership approve the Venture's sale of the Broward System to Comcast on the terms and conditions of the Broward Agreement. In determining the fairness of the proposed transaction, the General Partner's officers and directors considered each of the following factors, all of which had a positive effect on the General Partner's fairness determination:

    (i) The limited partnership interests are at present illiquid and the cash to be distributed to limited partners as a result of the proposed sale of the Broward System will provide limited partners with liquidity;

    (ii) The sales price represents the fair market value of the Broward System because the sales price was determined in an arm's-length negotiation between the General Partner, representing the Venture, and Comcast, an unaffiliated corporation;

    (iii) The Venture has held the Broward System for almost 10 years, a holding period beyond that originally anticipated;

    (iv) The conditions and prospects of the cable television industry in which the Venture is engaged, including the developing threat of competition from DBS services and telephone companies, and the working capital and other financial needs of the Venture if it were to continue to operate and upgrade the Broward System; and

    (v) The terms and conditions of the Broward Agreement by and between the Venture and Comcast, including the fact that the sales price will be paid in cash and the fact that Comcast's obligation to close is not contingent upon its ability to obtain financing.

  The General Partner's officers and directors reviewed the terms of the Broward Agreement and the sales price and, based on their general knowledge of cable television system transactions undertaken by cable television companies, concluded that the sales price and other transaction terms were fair and were within industry norms for comparable transactions.

CERTAIN EFFECTS OF THE SALE OF THE BROWARD SYSTEM

  Upon consummation of the sale of the Broward System, the proceeds of the sale will be used to repay all of the Venture's indebtedness and a brokerage fee totaling $3,500,000, and then the $96,831,351 of net sale proceeds will be distributed to the two constituent partnerships of the Venture in proportion to their ownership interests in the Venture. The Partnership accordingly will receive 73 percent of such proceeds, estimated to total $70,583,138, and then the Partnership will distribute this portion of the net sale proceeds to its limited partners of record as of the closing date of the sale of the Broward System pursuant to the terms of the Partnership Agreement. Based upon pro forma financial information as of September 30, 1997, and assuming an unadjusted sales price of $140,000,000, as a result of the sale of the Broward System, the limited partners of the Partnership, as a group, will receive $70,583,138. Limited partners will receive $270 for each $500 limited partnership interest, or $540 for each $1,000 invested in the Partnership.

  If the closing adjustments result in a lower sales price, however, the amount of the net sale proceeds available for distribution to limited partners will be reduced. If the sales price is reduced because the Broward

System has less than 56,637 basic subscribers at closing, the sales price will be reduced by an amount equal to $2,472 multiplied by the number by which the system's basic subscribers are less than 56,637. It is possible that the sales price could be reduced by as much as $7,000,000, from $140,000,000 to $133,000,000, if the number of basic subscribers to the Broward System are equal to or less than 53,805 at closing. In such event, the limited partners of the Partnership, as a group, would receive only $65,480,638, or $251 for each $500 limited partnership interest, or $502 for each $1,000 invested in the Partnership. The Venture would have no obligation to close the sale of the Broward System if the sales price were reduced below $133,000,000 due to this basic subscriber closing adjustment. Because the General Partner expects that the Broward System will have approximately 56,700 basic subscribers as of the closing date of the system's sale to Comcast, the General Partner anticipates that any closing adjustments relating to the number of the system's basic subscribers will not reduce the sales price by a material amount.

  The limited partners will be subject to federal income tax on the income resulting from the sale of the Broward System. See the detailed information below under the caption "Federal and State Income Tax Consequences."

  After the sale of the Broward System and the distribution of the net proceeds therefrom, the Venture will be liquidated and dissolved, most likely in 1998. The Partnership will continue to own and operate the Surfside System and the Littlerock System until such time as these systems are sold. The Surfside System also is proposed to be sold. See "Proposal B--Sale of the Surfside System." No definitive agreement has been executed for the sale of the Littlerock System but the General Partner expects that it too will be sold in the near future. Based upon the proposed sale prices for the Broward System and the Surfside System and the most recent appraisal of the current fair market value of the Littlerock System, the General Partner now estimates that limited partners of the Partnership will not ultimately receive distributions in an amount equal to the capital initially contributed to the Partnership by the limited partners. Another vote of the limited partners will be required in the future to approve the sale of the Littlerock System. After the Littlerock System is sold, the Partnership will be liquidated and dissolved.

  Neither Colorado law nor the Partnership Agreement afford dissenters' or appraisal rights to limited partners in connection with the Venture's proposed sale of the Broward System. If the proposed transaction is approved by the holders of a majority of limited partnership interests, all limited partners of the Partnership will receive a distribution of the Partnership's portion of the net sale proceeds in accordance with the procedures prescribed by the Partnership Agreement regardless of how or whether they vote on the proposal.

  It is anticipated that if the proposed transaction is not consummated, the General Partner's current management team will continue to manage the Broward System on behalf of the Venture until such time as the Broward System can be sold. No other alternatives have been or currently are being considered.

                    PROPOSAL B--SALE OF THE SURFSIDE SYSTEM

GENERAL

  Pursuant to the terms and conditions of an asset purchase agreement dated as of November 4, 1997 (the "Surfside Agreement") by and between the Partnership and Cable One, the Partnership has agreed to sell the Surfside System to Cable One for a sales price of $51,500,000, subject to customary working capital closing adjustments that may have the effect of increasing or decreasing the sales price by a non-material amount. Cable One is a Delaware corporation headquartered at 4742 North 24th Street, Phoenix, Arizona 85016. Cable One is not affiliated with the Partnership or with the General Partner. The Partnership has been informed that Cable One intends to finance its acquisition of the Surfside System through cash on hand and borrowings.

  Cable One and Time Warner Entertainment-Advance/Newhouse Partnership, a New York general partnership ("Time Warner"), have entered into an asset exchange agreement whereby, following the purchase by Cable One from the Partnership of the assets of the Surfside System, Time Warner will acquire from Cable One the assets of the Surfside System and Cable One will acquire from Time Warner the assets of a certain cable television system owned by Time Warner. The Partnership requested that Time Warner agree, and Time Warner has agreed, to perform Cable One's obligations under the Surfside Agreement in the event that Cable One fails to consummate the transactions contemplated by the Surfside Agreement on or before June 30, 1998.

This agreement among the Partnership, Cable One and Time Warner is set forth in a performance agreement dated November 4, 1997 (the "Performance Agreement"). Time Warner is not affiliated with the Partnership or with the General Partner.

THE CLOSING OF THE SURFSIDE SYSTEM'S SALE

  The closing of the sale will occur on the last calendar day of the month in which all of the closing conditions set forth in the Surfside Agreement have been satisfied. It is anticipated that the closing will occur during the second quarter of 1998. Because the closing is conditioned upon, among other things, the approval of the limited partners of the Partnership and the receipt of material third party consents necessary for the transfer of the Surfside System to Cable One and/or Time Warner, there can be no assurance that the proposed sale will occur. The Surfside Agreement may be terminated by either the Partnership or Cable One if the closing is not consummated on or before June 30, 1998. See "Proposed Sale of the Surfside System, Conditions to Closing of the Surfside System's Sale" for a description of the material third party consents necessary for the transfer of the Surfside System.

THE SURFSIDE SYSTEM

  The Surfside System was acquired by the Partnership in September 1988 for a purchase price of $48,000,000. In addition, at acquisition, the Partnership reimbursed the seller approximately $3,000,000 for certain capital expenditures made by the seller prior to the Partnership's acquisition of the Surfside System. The Jones Group, Ltd. also received a brokerage fee of approximately, $1,920,000, which represented 4 percent of the Surfside System's purchase price, for acting as the Partnership's broker in connection with the Surfside System's acquisition. Approximately $920,000 of this brokerage fee was deferred and is payable by the Partnership upon its sale of the Surfside System. At acquisition, the Surfside System consisted of approximately 460 miles of cable plant passing approximately 26,000 dwelling units and serving approximately 19,500 basic equivalent subscribers. The basic equivalent penetration rate of the Surfside System at acquisition was 75 percent. The $48,000,000 purchase price represented a purchase price per basic equivalent subscriber of $2,449.

  At the closing of the Partnership's sale of the Surfside System in the second quarter of 1998, the Surfside System is expected to consist of approximately 523 miles of cable plant passing approximately 36,000 dwelling units and serving approximately 25,800 basic equivalent subscribers. During the holding period, the Partnership used approximately $8,458,900 in capital expenditures to expand and/or upgrade the cable plant of the Surfside System, including $1,248,071 of casualty insurance proceeds paid to the Partnership by its insurance carrier following the partial destruction of the system's cable plant by Hurricane Hugo. The basic equivalent penetration rate of the Surfside System is now approximately 72 percent. In 1996, the Surfside System had annual revenues of $9,900,000 and annual cash flow of $4,415,000. The Surfside System is projected to have annual revenues in 1997 of $11,072,000 and annual cash flow in 1997 of $4,682,000. Thus, the $51,500,000 sales price represents
11.6 times 1996 cash flow and 11 times projected 1997 cash flow, and the $51,500,000 sales price represents a sales price per basic equivalent subscriber of $1,996.

  Cable One will purchase all of the tangible assets of the Surfside System that are leased or owned by the Partnership and used in the operation of the system, including the system's real estate, vehicles, headend equipment, underground and aboveground cable distribution systems, towers, earth satellite receive stations and furniture and fixtures. Cable One also will acquire certain of the intangible assets of the system, including all of the franchises, leases, agreements, permits, licenses and other contracts and contract rights necessary for the operation of the system. Also included in the sale are the subscriber accounts receivable of the system and all of the system's records, files, schematics, maps, reports, promotional graphics, marketing materials, and reports filed with federal, state and local regulatory agencies. The foregoing notwithstanding, certain of the Surfside System's assets will be retained by the Partnership, including cash or cash equivalents on hand and in banks, insurance policies and any federal, state or local income or other tax refunds to which the Partnership may be entitled.

SALES PRICE FOR THE SURFSIDE SYSTEM

  Subject to the closing adjustment described below, the sales price for the Surfside System is $51,500,000. The Surfside Agreement provides for closing adjustments that may either increase or decrease the sales price by a non-material amount.

  Cable One will be entitled to an amount equal to the aggregate of all deposits of subscribers of the Surfside System for converters, decoders and similar items and all payments to the Partnership for services to be rendered by Cable One to subscribers of the Surfside System after the closing date and for other services to be rendered by Cable One to other third parties after the closing date for cable television commercials, channel leasing or other services or rentals, to the extent such obligations of the Partnership relating thereto are assumed by Cable One at the closing. The Partnership will be entitled to an amount equal to the sum of 95 percent of the face amount of all subscriber accounts receivable that are current or 60 days or less past due as of the closing date plus 95 percent of the face amount of all advertising accounts receivable that are current or 60 days or less past due as of the closing date plus 80 percent of the face amount of all advertising accounts receivable that are between 61 and 120 days past due as of the closing date.

  In addition, as of the closing date, the following expenses will be prorated in accordance with generally accepted accounting principals, so that all expenses for periods prior to the closing date shall be for the account of the Partnership and all expenses for periods after the closing date shall be for the account of Cable One: all payments and charges under the Surfside System's franchises, licenses and contracts transferred to Cable One at closing; taxes levied or assessed against any of the assets or payable with respect to cable television service and related sales to system subscribers; charges for utilities and other goods or services furnished to the system; copyright fees based on signal carriage by the system; and all other items of expense relating to the system. The Partnership and Cable One will not prorate any items of expense payable under any of the assets excluded from the sale, all of which shall remain and be solely for the account of the Partnership. In addition, Cable One will be entitled at closing to an amount equal to the economic value of all accrued vacation time permitted by Cable One to be carried over by the employees of the system hired by Cable One.

  If the aggregate number of subscribers as of the closing date is less than 25,500, Cable One will be entitled to an amount equal to the product of the difference between 25,500 and the aggregate number of subscribers as of the closing date multiplied by $2,020. The Partnership will have no obligation to close the sale of the Surfside System if the sales price would be reduced more than $1,414,000 due to this basic subscriber closing adjustment. Because the General Partner expects that the Surfside System will have approximately 25,500 basic subscribers as of the closing date of the system's sale to Cable One, the General Partner anticipates that any closing adjustments relating to the number of the system's basic subscribers will not reduce the sales price by a material amount.

  Please see the Notes to Unaudited Pro Forma Consolidated Financial Statements for a detailed accounting of the General Partner's current best estimate of the anticipated closing adjustments.

CONDITIONS TO THE CLOSING OF THE SURFSIDE SYSTEM'S SALE

  The obligations of Cable One to consummate the closing are subject to the satisfaction or waiver of the following conditions: (a) the representations and warranties of the Partnership in the Surfside Agreement shall be true and accurate in all material respects at and as of the closing date with the same effect as if made at and as of the closing date; (b) the Partnership shall have performed in all material respects all obligations and agreements and shall have complied with all covenants in the Surfside Agreement or in any related document to be performed or complied with by it at or before closing;
(c) Cable One shall have received a certificate executed by an executive officer of the General Partner, dated as of the closing date, reasonably satisfactory in form and substance to Cable One, certifying that the material conditions to closing have been satisfied; (d) there shall be no legal requirement and no judgment shall have been entered and not vacated by any governmental authority of competent jurisdiction in any litigation or other matter that seeks to enjoin, restrain, make illegal or prohibit consummation of the sale of the Surfside System or require separation or divestiture by Cable One or Time Warner of all or any significant portion of the assets of the Surfside System after closing and there shall be no litigation pending or threatened seeking any of the foregoing; (e) Cable One shall have received an opinion of the general counsel of the General Partner addressed to Cable One and Time Warner and dated as of the closing date in form and substance reasonably satisfactory to Cable One and Time Warner; (f) Cable One shall have received an opinion of the Partnership's FCC counsel, addressed to Cable One and Time Warner and dated as of the closing date, in form and substance reasonably satisfactory to Cable One; (g) all waiting periods under the HSR Act applicable to the Surfside Agreement or the transactions contemplated thereby shall have expired or been terminated; (h) Cable One shall have received evidence in form and substance reasonably satisfactory to it that all material consents, approvals and authorizations have been obtained consenting to, approving or authorizing the transfer and assignment of the assets of the Surfside System first from the Partnership to Cable One and then from Cable One to Time Warner; provided, however, that to the extent any material consents, approvals and authorizations relate to consents by the FCC to assignments of system licenses, this condition shall be deemed met if such consents to assignment have been requested prior to the closing date and Time Warner is entitled to operate such system licenses pursuant to conditional use authorizations until the FCC's consent is received; (i) Cable One shall received evidence satisfactory to it that all liens (other than permitted liens) affecting or encumbering the assets of the Surfside System have been terminated, released or waived, as appropriate, or shall have received original, executed instruments in a form satisfactory to it effecting such terminations, releases or waivers; (j) Cable One shall be reasonably satisfied that any environmental audits or assessments conducted by it or Time Warner with respect to the real property of the Surfside System have not indicated the presence thereon or the likelihood of presence thereon, of hazardous substances in amount or under conditions reasonably likely to lead to imposition of material fines, penalties or compliance actions by applicable governmental authorities; (k) the aggregate number of subscribers to the Surfside System as of the closing date shall be not less than 24,800;
(l) Cable One shall have received a non-competition covenant, dated as of the closing date, executed by both the Partnership and the General Partner; (m) there shall exist no title defects with respect to the assets to be transferred to Cable One at closing; (n) neither the FCC nor any franchising governmental authority shall have announced any rate rollback relating to any of the rates established by or for the Surfside System pursuant to the Partnership's cost-of-service showings that is reasonably likely to have a material adverse effect on the business or operations (financial or otherwise) of the Surfside System; (o) the number of subscribers to the Surfside System that subscribe to the basic plus service shall be at least 93 percent of the total number of subscribers to the Surfside System; and (p) all of the conditions to the obligation of Cable One to close the transactions contemplated by its asset exchange agreement with Time Warner shall have been satisfied or waived and Cable One shall be reasonably satisfied that the exchange transactions contemplated by its exchange agreement with Time Warner shall be consummated in all material respects immediately after and on the same day as the closing in accordance with the terms of the asset exchange agreement between Cable One and Time Warner. Pursuant to the terms of the Performance Agreement among the Partnership, Cable One and Time Warner, however, if by June 30, 1998, the closing has not occurred because (i) Cable One has not made the deliveries for closing required by the Surfside Agreement, (ii) the conditions to the Partnership's closing the sale have not been met or (iii) the closing under the asset exchange agreement between Cable One and Time Warner has not occurred, then Cable One will assign its rights and duties under the Surfside Agreement to Time Warner, and Time Warner will be obligated to purchase the Surfside System from the Partnership.

  The obligations of the Partnership to consummate the closing are subject to the satisfaction or waiver of the following conditions: (a) the representations and warranties of Cable One in the Surfside Agreement shall be true and accurate in all material respects at and as of the closing date with the same effect as if made at and as of the closing date; (b) Cable One shall have performed in all material respects all obligations and agreements and shall have complied with all covenants in the Surfside Agreement or in any related document to be performed or complied with by it at or before closing;
(c) the Partnership shall have received a certificate executed by an executive officer of Cable One, dated as of the closing date, reasonably satisfactory in form and substance to the Partnership certifying that the material closing conditions have been satisfied; (d) there shall be no legal requirement and no judgment shall have been entered and not vacated by any governmental authority of competent jurisdiction in any litigation or other matter that seeks to enjoin, restrain, make illegal or prohibit consummation of the transactions contemplated by the Surfside Agreement and there shall be no litigation pending or threatened seeking any of the foregoing; (e) the Partnership shall have received an opinion of the general counsel of Cable One dated as of the closing date in form and substance reasonably satisfactory to it; (f) all waiting periods under the HSR Act applicable to the Surfside Agreement or the transactions contemplated thereby shall have expired or been terminated; (g) the Partnership shall have received evidence in form and substance reasonably satisfactory to it that all material consents, approvals and authorizations have been obtained; (h) the Surfside Agreement and the transactions contemplated thereby shall have been approved by the Partnership's limited partners; provided, however, that this condition
(h) shall be deemed satisfied unless the Partnership provides notice to both Cable One and Time Warner within 180 days after the execution of the Surfside Agreement that the Partnership's limited partners have not approved the Surfside Agreement, in which case either Cable One or the Partnership shall have the right to terminate the Surfside Agreement without further obligation to the other; and (i) as of the closing date, either the aggregate number of subscribers shall not be less than 24,800 or Cable One shall have waived its right to an adjustment to the sales price to the extent that the aggregate number of subscribers is less than 24,800.

BROKERAGE FEE

  As permitted by Section 2.2(n)(i) of the Partnership Agreement, which provides for the payment by the Partnership of brokerage fees to The Jones Group, Ltd. in an amount not to exceed 2.5 percent of the sales price of a cable television system sold by the Partnership to an unaffiliated party, the Partnership will pay The Jones Group, Ltd. a fee of $1,287,500 upon the completion of the sale of the Surfside System to Cable One as compensation to such firm for acting as the Partnership's broker and financial advisor in connection with the sale of the Surfside System to Cable One. The $1,287,500 brokerage fee represents 2.5 percent of the $51,500,000 sales price. In addition, the Partnership will pay The Jones Group, Ltd. a deferred acquisition fee of $920,000. The Jones Group, Ltd. earned an acquisition fee of $1,920,000 upon the Partnership's acquisition of the Surfside System in September 1988, $920,000 of which was deferred until the Surfside System's sale.

REASONS FOR THE TIMING OF THE SALE OF THE SURFSIDE SYSTEM

  The decision to proceed with the sale of the Surfside System at this time was based upon the General Partner's conclusion late in 1996 that it would be in the Partnership's best interests to sell the Surfside System now rather than at a later date. Since acquisition, the Surfside System has experienced intense competition from private cable television systems in its market and the Surfside System is now experiencing competition in portions of its service area from the local telephone company that has begun overbuilding portions of the Surfside System. In addition, during the holding period, the Surfside System was damaged by Hurricane Hugo and many homes lost in the storm were never rebuilt. Nevertheless, during the holding period, the Surfside System has grown from a system serving approximately 19,500 basic equivalent subscribers to a system serving approximately 25,800 basic equivalent subscribers. The Surfside System's cable plant mileage has increased from approximately 460 miles of cable plant at acquisition to approximately 523 miles of cable plant expected at the time of the sale. At acquisition, the Surfside System passed approximately 26,000 dwelling units. The Surfside System is expected to pass approximately 36,000 dwelling units at closing.

  In accordance with the General Partner's decision that it was time for the Partnership to sell the Surfside System, an information package describing the Surfside System was prepared by The Jones Group, Ltd., and The Jones Group, Ltd. began marketing the Surfside System for sale. In April 1997, upon their request, the information package describing the system was sent to three unaffiliated cable television system operators, each of which are multiple cable television system operators. Of the three original prospects, only Time Warner pursued the acquisition and submitted an offer for the Surfside System. Time Warner initially offered $50,000,000 for the Surfside System and, through negotiations with representatives of the General Partner and The Jones Group, Ltd., Time Warner ultimately agreed to pay $51,500,000 for the Surfside System. Because Time Warner did not want to purchase the Surfside System directly for cash, Cable One agreed to become the actual purchaser of the Surfside System and to immediately thereafter trade it to Time Warner to effect a like-kind exchange of assets under Section 1031 of the Internal Revenue Code, whereby Cable One will transfer to

Time Warner the Surfside System acquired by Cable One from the Partnership and Time Warner will transfer to Cable One the assets of another cable television system owned by Time Warner. A definitive agreement was negotiated at arm's-length between the General Partner, representing the Partnership, and both Cable One and Time Warner as buyers over a period of several months. The definitive agreement was executed on November 4, 1997.

  The Partnership has a finite legal existence of 17 years, over 10 of which have passed. It was not intended or expected, however, that the Partnership would hold its cable systems for 17 years. Although it was not possible at the outset of the Partnership to determine precisely how quickly the investment objectives with respect to any particular system would be achieved, investors were informed that past experience with prior partnerships had shown that five to seven years was the average length of time from the acquisition of a cable system to its sale. Investors in the Partnership also were able to examine the track record of prior partnerships because such track record was set forth in the prospectus delivered in connection with the Partnership's initial public offering. At the time of the formation of the Partnership, the track record showed that prior partnerships had rarely held their cable systems for any longer than six years.

  When investing in the Partnership, by virtue of the provisions of Section 2.2(k) of the Partnership Agreement, the limited partners vested in the General Partner the right and responsibility to determine when the Partnership's investment objectives had been achieved. The Surfside System was acquired by the Partnership because, in the opinion of the General Partner at the time of the Surfside System's acquisition, it had the potential for capital appreciation within a reasonable period of time. Due to the competition that the system has faced during the holding period, the permanent loss of homes due to Hurricane Hugo, the rate re-regulation of the cable industry during the early 1990s and the general decline in the values of cable television systems since the Surfside System was acquired in September 1988, the Surfside System has not measurably appreciated in value during the holding period. The General Partner determined nevertheless that now rather than later was the appropriate time for the Partnership to sell the Surfside System. The General Partner used no specific benchmarks or measurement tools in determining that now was the time for the Partnership to sell the Surfside System. The General Partner conducted a subjective evaluation of a variety of factors including the length of the holding period and the prospects for future growth of the system as compared to the potential risks of a decline in the size and/or value of the system.

  In evaluating whether now was the time for the Partnership to sell the Surfside System, the General Partner generally considered the benefits to the limited partners that might be derived by the Partnership's holding the Surfside System for an additional period of time. The General Partner assumed that the Surfside System may continue to appreciate in value and as a result the Surfside System might be able to be sold for a greater sales price in the future. The General Partner weighed these assumptions against the potential risk to investors from a longer holding period, i.e., the risks that regulatory, technology and/or competitive developments could cause the Surfside System to decline in value, which would result in a lesser sales price in the future. A longer holding period would expose investors to the risk that competition from direct broadcast satellite companies, telephone companies and/or neighboring cable companies could diminish the number of subscribers to the Surfside System's basic and premium services, thereby decreasing the value of the Surfside System. As discussed above, the Surfside System has faced and is currently facing competition from actual and potential overbuilders of the system. A longer holding period would expose investors to the risk that changes in the regulations promulgated by the governmental agencies that oversee cable operations could make cable systems a less desirable investment, thereby decreasing the value of the Surfside System. The General Partner's decision to sell the Surfside System at this time was greatly influenced by the fact that the originally contemplated holding period has been exceeded.

RECOMMENDATION OF THE GENERAL PARTNER AND FAIRNESS OF THE PROPOSED SALE OF THE SURFSIDE SYSTEM

  The General Partner believes that the Partnership's proposed sale of the Surfside System to Cable One on the terms and conditions of the Surfside Agreement and the proposed distribution of the net sale proceeds therefrom are fair to all limited partners of the Partnership, and it recommends that the limited partners of the

Partnership approve the Partnership sale of the Surfside System to Cable One on the terms and conditions of the Surfside Agreement. In determining the fairness of the proposed transaction, the General Partner's officers and directors considered each of the following factors, all of which had a positive effect on the General Partner's fairness determination:

  (i) the limited partnership interests are at present illiquid and the cash to be distributed to limited partners as a result of the proposed sale of the Surfside System will provide limited partners with liquidity;

  (ii) the sales price represents the fair market value of the Surfside System because the sales price was determined in an arm's-length negotiation between the General Partner, representing the Partnership, and Cable One and Time Warner, unaffiliated corporations;

  (iii) the Partnership has held the Surfside System for over nine years, a holding period beyond that originally anticipated;

  (iv) the conditions and prospects of the cable television industry in which the Partnership is engaged, including the competition and threat of competition from overbuilders, from DBS services and telephone companies, and the working capital and other financial needs of the Partnership if it were to continue to operate and upgrade the Surfside System; and

  (v) the terms and conditions of the Surfside Agreement by and between the Partnership and Cable One, including the fact that the sales price will be paid in cash and the fact that Cable One's obligation to close is not contingent upon its ability to obtain financing.

  The General Partner's officers and directors reviewed the terms of the Surfside Agreement and the sales price and, based on their general knowledge of cable television system transactions undertaken by cable television companies, concluded that the sales price and other transaction terms were fair and were within industry norms for comparable transactions.

CERTAIN EFFECTS OF THE SALE OF THE SURFSIDE SYSTEM

  Upon consummation of the sale of the Surfside System, the proceeds of the sale will be used to repay all of the amounts borrowed under the Partnership's credit facility and certain capital leases, repay General Partner advances, pay a brokerage fee and a deferred acquisition fee and then the $34,444,891 of net sale proceeds will be distributed by the Partnership to its limited partners of record as of the closing date of the sale of the Surfside System pursuant to the terms of the Partnership Agreement. Based upon pro forma financial information as of September 30, 1997, and assuming an unadjusted sales price of $51,500,000, as a result of the sale of the Surfside System, the limited partners of the Partnership, as a group, will receive $34,444,891. Limited partners will receive $132 for each $500 limited partnership interest, or $264 for each $1,000 invested in the Partnership.

  The limited partners will be subject to federal and state income tax on the income resulting from the sale of the Surfside System. See the detailed information below under the caption "Federal and State Income Tax
Consequences."

  After the sale of the Surfside System and the distribution of the net proceeds therefrom, the Partnership will continue to own and operate the Littlerock System until such time as this system is sold. No definitive agreement has been executed for the sale of the Littlerock System but the General Partner expects that it too will be sold in the near future. Based upon the proposed sale prices for the Venture's Broward System and the Partnership's Surfside System and the most recent appraisal of the current fair market value of the Littlerock System, the General Partner now estimates that limited partners of the Partnership will not ultimately receive distributions in an amount equal to the capital initially contributed to the Partnership by the limited partners. Another vote of the limited partners will be required in the future to approve the sale of the Littlerock System. After the Littlerock System is sold, the Partnership will be liquidated and dissolved.

  Neither Colorado law nor the Partnership Agreement afford dissenters' or appraisal rights to limited partners in connection with the Partnership's proposed sale of the Surfside System. If the proposed transaction is approved by the holders of a majority of limited partnership interests, all limited partners of the Partnership will receive a distribution of the net sale proceeds in accordance with procedures prescribed by the Partnership Agreement regardless of how or whether they vote on the proposal.

  It is anticipated that if the proposed transaction is not consummated, the General Partner's current management team will continue to manage the Surfside System on behalf of the Partnership until such time as the Surfside System can be sold. No other alternatives have been or currently are being considered.

                   FEDERAL AND STATE INCOME TAX CONSEQUENCES

  The purpose of the following discussion of the income tax consequences of the proposed transactions is to inform the limited partners of the federal and state income tax consequences to the Partnership and to its limited partners arising from the proposed sales of the Broward System and the Surfside System. These tax consequences are expected to be incurred in 1998, the year in which the sales are expected to close. The tax information included herein was prepared by the tax department of the General Partner. The tax information is taken from tax data compiled by the General Partner in its role as the Partnerships's tax administrator and is not based upon the advice or formal opinion of counsel. The tax discussion that follows is merely intended to inform the limited partners of factual information and should not be considered tax advice.

  By the expected date of the proposed system sales in 1998, most of the limited partners will have received certain tax benefits from their investment in the Partnership. Assuming maximum federal income tax rates and no other sources of passive income, original limited partners of the Partnership will have received $1,698,795 in tax benefits from Partnership losses ($13 per $1,000 invested). Tax benefits derived from allocable Partnership losses have been limited due to the passive loss limitation rules enacted in 1986.

THE BROWARD SYSTEM SALE

  The 1998 sale of the Broward System will generate Partnership gain, which will allocable to the limited partners in an amount approximating $69,826,640 ($534 per $1,000 invested). The General Partner estimates that all of the gain will be characterized as ordinary income from Internal Revenue Code (IRC)
Section 1245 recapture of depreciation and amortization on Partnership operating assets. It is not anticipated that any of the allocable gain will be treated as long term capital gain under IRC Section 1231. Some or all of this allocable gain may be offset by passive loss carryforwards of the limited partners, which is discussed in more detail below.

THE SURFSIDE SYSTEM SALE

  The 1998 sale of the Surfside System will generate Partnership gain, which will be allocable to the limited partners in an amount approximating $19,775,454 ($152 per $1,000 invested). The General Partner estimates that all of the gain will be characterized as ordinary income from IRC Section 1245 recapture of depreciation and amortization on Partnership operating assets. It is not anticipated that any of the allocable gain will be treated as long term capital gain under IRC Section 1231. Some or all of this allocable gain may be offset by passive loss carryforwards of the limited partners, which is discussed in more detail below.

APPLICATION OF PASSIVE LOSS CARRYFORWARDS

  The Tax Reform Act of 1986 enacted a limitation on a limited partners' ability to currently deduct allocable partnership losses, which were deemed to be passive losses. The law phased in the disallowance of passive loss deductions until 1990, when no passive losses were allowable except to the extent of passive income or a disposition of the passive activity. The proper application of these loss limitation rules should have resulted in the existence of passive loss carryforwards for the Partnership's limited partners. These potential passive loss carryforwards can be deducted in the current year to offset the allocable Partnership gains detailed above.

  The General Partner estimates that the Partnership has generated potential passive loss carryforwards of $88,798,296 ($680 per $1,000 invested) which may be available for deduction in 1998. The carryforward amount is calculated by applying the passive loss limitations to historical partnership losses and assuming that the limited partners of the Partnership would not have utilized prior year limited passive losses on account of other sources of passive income. The availability of these loss carryforwards depends on the particular tax history of each limited partner. Partners that have utilized some or all of prior Partnership losses limited by the passive loss rules will have deductible losses that vary accordingly.

  Assuming the 31 percent rate applies to ordinary income, a limited partner with the maximum available passive loss carryforwards will be subject to 1998 federal income taxes of approximately $1 per $1,000 invested in the Partnership.

SECONDARY MARKET PURCHASERS

  Limited partners that have recently acquired their partnership interests in the limited partnership secondary market will have allocable income from the cable system sales in the amounts reported above. Because the Partnership does not have an IRC Section 754 election in effect, the purchase of a limited partnership interest in the Partnership places the new investor in the same position as the limited partner from whom the interest was purchased. However, the new investor will not have the old investor's passive loss carryforwards or tax basis in the Partnership.

  Newer investors in the Partnership will not have the passive loss carryforwards reported above and will likely have a greater reportable net taxable income from the system sales than investors who have held their limited partnership interests for a longer period of time. Also, recent investors will not have their net tax basis in their partnership interests reflected on their annual Schedule K-1. Such limited partners must track their tax basis by adjusting their original cost by allocable income or loss and partnership distributions. Their adjusted tax basis will be pertinent in the year when they sell their limited partnership interests or when the Partnership is liquidated.

TAX WITHHOLDING ON SALE PROCEEDS

  Limited partners who are non-resident aliens or foreign corporations ("foreign persons") are subject to a federal withholding tax on their share of the Partnership's income from the system sales. The withholding rates are 39.6 percent for individual partners and 35 percent for corporate partners. The tax withheld will be remitted to the Internal Revenue Service and the foreign persons will receive a credit on their 1998 U.S. tax return for the amount of the tax withheld by the Partnership. The withheld tax will be treated as a distribution to the limited partner.

  The sale of the Surfside System will require limited partner reporting to the state of South Carolina. The General Partner is required by state law to withhold 5 percent of each partner's allocable income occurring from sale activity within South Carolina without consideration of loss carryforwards. This withholding requirement applies to individual and tax exempt entities such as trusts and IRAs. Limited partners will need to file non-resident state tax returns to compute the appropriate state tax liability. Withheld taxes, which will be reported on specified forms to limited partners in January 1999, will apply against the computed liability. The General Partner anticipates that most partners will likely receive a refund from this reporting process. Detailed South Carolina reporting instructions and blank forms will be provided to limited partners in their 1999 annual tax reporting package, which is mailed to limited partners in March of each year.

            CERTAIN INFORMATION ABOUT THE PARTNERSHIP, THE GENERAL
                   PARTNER AND THE PURCHASERS OF THE SYSTEMS

  The principal executive offices of the Partnership and the General Partner are located at 9697 East Mineral Avenue, Englewood, Colorado 80112, and their telephone number is (303) 792-3111. The principal executive offices of Comcast are located at 1500 Market Street, Philadelphia, Pennsylvania 19102. The principal executive offices of Cable One are located at 4742 North 24th Street, Phoenix, Arizona 85016.

  The limited partnership interests of the Partnership are registered pursuant to Section 12(g) of the Exchange Act. As such, the Partnership currently is subject to the informational reporting requirements of the Exchange Act and, in accordance therewith, is obligated to file periodic reports, proxy statements and other information with the SEC relating to its business, financial condition and other matters. Reports and other information filed by the Partnership can be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, and at the following regional offices of the SEC: 7 World Trade Center, Suite 1300, New York, New York 10048 and Northwest Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. The SEC also maintains a World Wide Web site that contains reports, proxy statements and information statements of registrants (including the Partnership) that file electronically with the SEC at http://www.sec.gov. The Partnership will continue in existence and will continue to be subject to the informational reporting requirements of the Exchange Act after the sales of the Broward System and the Surfside System. The Partnership's registration and reporting requirements under the Exchange Act will not be terminated until the dissolution of the Partnership after the sale of the Partnership's Littlerock System.

                USE OF PROCEEDS FROM THE BROWARD SYSTEM'S SALE

  The following is a brief summary of the Venture's estimated use of proceeds and of the Partnership's estimated use of its portion of the proceeds from the sale of the Broward System. All of the following selected financial information is based upon amounts as of September 30, 1997 and certain estimates of liabilities and the number of basic subscribers at closing. Final results may differ materially from these estimates. A more detailed discussion of the financial consequences of the sale of the system is set forth below under the captions "Unaudited Pro Forma Consolidated Financial Information." All limited partners are encouraged to review carefully the unaudited pro forma consolidated financial statements and notes thereto.

  If the holders of a majority of limited partnership interests of the Partnership approve the proposed sale of the Broward System and the transaction is closed, the Venture will pay all of its indebtedness and a brokerage fee, and $96,831,351 of net sale proceeds will be distributed to the two constituent partnerships of the Venture in proportion to their ownership interests in the Venture. The Partnership accordingly will receive 73 percent of such proceeds, estimated to total $70,583,138, and then the Partnership will distribute this portion of the net sale proceeds to its limited partners of record as of the closing date of the sale of the Broward System and pursuant to the terms of the Partnership Agreement. The estimated uses of the sale proceeds are as follows:

   Contract Sales Price of the Broward System.....................  $140,000,000
   Add:  Cash on Hand.............................................       446,090
   Less: Estimated Net Closing Adjustments........................      (543,400)
         Repayment of Debt........................................   (39,571,339)
         Brokerage Fee............................................    (3,500,000)
                                                                    ------------
      Cash Available for Distribution by the Venture..............    96,831,351
      Cash Distributed to Fund 14-A...............................    26,248,213
                                                                    ------------
         Cash Available for Distribution by the Partnership to its
          Limited Partners........................................  $ 70,583,138
                                                                    ============

  Based on financial information available at September 30, 1997, the following table presents the estimated results of the Partnership when the sale of the Broward System is completed:

   Dollar Amount Raised............................................ $130,676,500
   Number of Cable Television Systems Purchased Directly...........          Two
   Number of Cable Television Systems Purchased Indirectly.........          One
   Date of Closing of Offering.....................................  August 1987

   Tax and Distribution Data per $1,000 of Limited Partnership
    Capital:
     Federal Income Tax Results
       Ordinary Income (Loss)
       --from operations.............................................. $(727)
       --from recapture............................................... $ 549
       Capital Gain (Loss)............................................ $   3
     Cash Distributions to Investors
       Source (on GAAP basis)
       --investment income............................................ $ -0-
       --return of capital............................................ $ 540
       Source (on cash basis)
       --sales........................................................ $ 540

                USE OF PROCEEDS FROM THE SURFSIDE SYSTEM'S SALE

  The following is a brief summary of the Partnership's estimated use of its portion of the proceeds from the sale of the Surfside System. All of the following selected financial information is based upon amounts as of September 30, 1997 and certain estimates of liabilities and the number of basic subscribers at closing. Final results may differ materially from these estimates. A more detailed discussion of the financial consequences of the sale of the system is set forth below under the captions "Unaudited Pro Forma Consolidated Financial Information." All limited partners are encouraged to review carefully the unaudited pro forma consolidated financial statements and notes thereto.

  If the holders of a majority of limited partnership interests of the Partnership approve the proposed sale of the Surfside System and the transaction is closed, the Partnership will repay all of the amounts borrowed under its credit facility and certain capital leases, pay a brokerage fee and a deferred acquisition fee and then the $34,444,891 of net sale proceeds will be distributed to the Partnership's limited partners of record as of the closing date of the sale of the Surfside System and pursuant to the terms of the Partnership Agreement. The estimated uses of the sale proceeds are as follows:

   Contract Sales Price of the Surfside System..................... $51,500,000
   Add:  Estimated Net Closing Adjustments.........................     129,182
   Less: Repayment of Debt......................................... (14,400,000)
         Repayment of General Partner Advances.....................    (475,162)
         Repayment of Capital Leases...............................    (101,629)
         Deferred Acquisition Fee..................................    (920,000)
         Brokerage Fee.............................................  (1,287,500)
                                                                    -----------
                Cash Available for Distribution by the Partnership
                  to its Limited Partners.......................... $34,444,891
                                                                    ===========

  Based on financial information available at September 30, 1997, the following table presents the estimated results of the Partnership when the sale of the Surfside System is completed:

   Dollar Amount Raised........................................... $130,676,500
   Number of Cable Television Systems Purchased Directly..........          Two
   Number of Cable Television Systems Purchased Indirectly........          One
   Date of Closing of Offering....................................  August 1987

   Tax and Distribution Data per $1,000 of Limited
     Partnership Capital:
       Federal Income Tax Results
            Ordinary Income (Loss)
            --from operations......................................       $(717)
            --from recapture.......................................       $ 152
            Capital Gain (Loss)....................................       $ -0-
       Cash Distributions to Investors
            Source (on GAAP basis)
            --investment income....................................       $ -0-
            --return of capital....................................       $ 264
            Source (on cash basis)
            --sales................................................       $ 264

        INDEX OF UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

                                                                          PAGES
                                                                          -----
Unaudited Pro Forma Consolidated Financial Information
 Assuming the Approval of Proposal A Only--
 Sale of the Broward System.............................................. 24-28
Unaudited Pro Forma Consolidated Financial Information
 Assuming the Approval of Proposal B Only--
 Sale of the Surfside System............................................. 29-33
Unaudited Pro Forma Consolidated Financial Information
 Assuming the Approval of Proposals A and B--
 Sale of the Broward System and Sale of the Surfside System.............. 34-39

            UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION
                          OF CABLE TV FUND 14-B, LTD.
    (ASSUMING THE APPROVAL OF PROPOSAL A ONLY--SALE OF THE BROWARD SYSTEM)

  The following unaudited pro forma consolidated financial statements assume that as of September 30, 1997, the Venture had sold the Broward System for $140,000,000. The funds available to the Venture from the Broward System's sale, adjusting for the estimated net closing adjustments of the Broward System, are expected to total approximately $139,371,452. Such funds will be used to repay all indebtedness of the Venture and a brokerage fee, and the balance will be distributed to the two constituent partnerships of the Venture pursuant to their percentage ownership interests in the Venture and then each partnership will distribute its share of the net sales proceeds pursuant to the terms of their partnership agreements. The Partnership will receive $70,583,138 from the Venture from the Broward System's sale. Pursuant to the terms of the Partnership Agreement, the Partnership will distribute this amount to its limited partners as a partial return of capital initially contributed to the Partnership by the limited partners.

  The unaudited pro forma consolidated financial statements should be read in conjunction with the appropriate notes to the unaudited pro forma consolidated financial statements.

  ALL OF THE FOLLOWING UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION IS BASED UPON AMOUNTS AS OF SEPTEMBER 30, 1997 AND CERTAIN ESTIMATES OF LIABILITIES AT CLOSING. FINAL RESULTS MAY DIFFER FROM SUCH INFORMATION.

                            CABLE TV FUND 14-B, LTD.

                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
     (ASSUMING THE APPROVAL OF PROPOSAL A ONLY--SALE OF THE BROWARD SYSTEM)
                               SEPTEMBER 30, 1997

                                                     PRO FORMA     PRO FORMA
                                      AS REPORTED   ADJUSTMENTS     BALANCE
                                      ------------  ------------  ------------
ASSETS
Cash and Cash Equivalents............ $    489,312  $ 96,385,261  $ 96,874,573
Trade Receivables, net...............    1,450,884      (933,031)      517,853
Investment in Cable Television
 Properties:
  Property, plant and equipment, net.   49,716,560   (28,498,878)   21,217,682
  Franchise costs and other
   intangibles, net..................   47,918,117   (24,443,364)   23,474,753
                                      ------------  ------------  ------------
    Total investment in cable
     television properties...........   97,634,677   (52,942,242)   44,692,435
Deposits, Prepaid Expenses and
 Deferred Charges....................      798,101      (669,633)      128,468
                                      ------------  ------------  ------------
    Total Assets..................... $100,372,974  $ 41,840,355  $142,213,329
                                      ============  ============  ============
LIABILITIES AND PARTNERS' CAPITAL
Liabilities:
  Debt............................... $ 54,108,713  $(39,571,339) $ 14,537,374
  General Partner advances...........      475,162            --       475,162
  Deferred brokerage fee.............      920,000            --       920,000
  Trade accounts payable and accrued
   liabilities.......................    2,172,916    (1,662,644)      510,272
  Subscriber prepayments.............      577,554      (483,420)       94,134
  Distribution payable to joint
   venture partner...................           --    26,248,213    26,248,213
  Accrued distribution to limited
   partners..........................           --    70,583,138    70,583,138
                                      ------------  ------------  ------------
    Total Liabilities................   58,254,345    55,113,948   113,368,293
                                      ------------  ------------  ------------
Minority Interest in Joint Venture...    3,500,884    (3,500,884)          --
Partners' Capital (Deficit):
  General Partner....................     (739,918)      (10,444)     (750,362)
  Limited Partners...................   39,357,663    (9,762,265)   29,595,398
                                      ------------  ------------  ------------
    Total Partners' Capital
     (Deficit).......................   38,617,745    (9,772,709)   28,845,036
                                      ------------  ------------  ------------
  Total Liabilities and Partners'
   Capital (Deficit)................. $100,372,974  $ 41,840,355  $142,213,329
                                      ============  ============  ============


The accompanying notes to unaudited pro forma consolidated financial statements are an integral part of this unaudited pro forma consolidated balance sheet.

                            CABLE TV FUND 14-B, LTD.

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (ASSUMING THE APPROVAL OF PROPOSAL A ONLY--SALE OF THE BROWARD SYSTEM)
                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                                       PRO FORMA     PRO FORMA
                                         AS REPORTED  ADJUSTMENTS     BALANCE
                                         -----------  ------------  -----------
REVENUES...............................  $37,768,924  $(25,519,105) $12,249,819
COSTS AND EXPENSES:
  Operating expenses...................   21,066,729   (14,148,533)   6,918,196
  Management fees and allocated
   overhead from
   the General Partner.................    4,392,877    (2,981,097)   1,411,780
  Depreciation and Amortization........   13,404,578    (8,360,927)   5,043,651
                                         -----------  ------------  -----------
OPERATING LOSS.........................   (1,095,260)      (28,548)  (1,123,808)
                                         -----------  ------------  -----------
OTHER INCOME (EXPENSE):
  Interest expense.....................   (4,088,951)    3,006,847  (1,082,104)
  Other, net...........................     (101,084)       30,010      (71,074)
                                         -----------  ------------  -----------
    Total other income (expense), net..   (4,190,035)    3,036,857   (1,153,178)
                                         -----------  ------------  -----------
CONSOLIDATED LOSS BEFORE MINORITY
 INTEREST..............................  $(5,285,295) $  3,008,309  $(2,276,986)
MINORITY INTEREST IN CONSOLIDATED LOSS.      815,252      (815,252)         --
                                         -----------  ------------  -----------
NET LOSS...............................   (4,470,043) $  2,193,057   (2,276,986)
                                         ===========  ============  ===========
NET LOSS PER LIMITED PARTNERSHIP
 INTEREST..............................  $    (16.93)               $     (8.62)
                                         ===========                ===========


The accompanying notes to unaudited pro forma consolidated financial statements are an integral part of this unaudited pro forma consolidated statement.

                            CABLE TV FUND 14-B, LTD.

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (ASSUMING THE APPROVAL OF PROPOSAL A ONLY--SALE OF THE BROWARD SYSTEM)
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997

                                                       PRO FORMA     PRO FORMA
                                         AS REPORTED  ADJUSTMENTS     BALANCE
                                         -----------  ------------  -----------
REVENUES...............................  $30,635,555  $(20,596,170) $10,039,385
COSTS AND EXPENSES:
  Operating expenses...................   17,066,669   (11,396,740)   5,669,929
  Management fees and allocated
   overhead from the General Partner...    3,318,269    (2,250,567)   1,067,702
  Depreciation and amortization........   10,389,159    (6,515,963)   3,873,196
                                         -----------  ------------  -----------
OPERATING LOSS.........................     (138,542)     (432,900)    (571,442)
                                         -----------  ------------  -----------
OTHER INCOME (EXPENSE):
  Interest expense.....................   (2,939,157)    2,169,648     (769,509)
  Other, net...........................       20,137       (28,498)      (8,361)
                                         -----------  ------------  -----------
    Total other income (expense), net..   (2,919,020)    2,141,150     (777,870)
                                         -----------  ------------  -----------
CONSOLIDATED LOSS BEFORE MINORITY
 INTEREST..............................  $(3,057,562) $  1,708,250  $(1,349,312)
MINORITY INTEREST IN CONSOLIDATED LOSS.      462,936      (462,936)         --
                                         -----------  ------------  -----------
NET LOSS...............................   (2,594,626) $  1,245,314   (1,349,312)
                                         ===========  ============  ===========
NET LOSS PER LIMITED PARTNERSHIP
 INTEREST..............................  $    (9.83)                $     (5.11)
                                         ===========                ===========


The accompanying notes to unaudited pro forma consolidated financial statements are an integral part of this unaudited pro forma consolidated statement.

                           CABLE TV FUND 14-B, LTD.

        NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (ASSUMING THE APPROVAL OF PROPOSAL A ONLY--SALE OF THE BROWARD SYSTEM)

  1) The accompanying unaudited consolidated financial statements include 100 percent of the accounts of the Partnership and those of the Venture reduced by Fund 14-A's 27 percent minority interest in the Venture. All interpartnership accounts and transactions have been eliminated.

  2) The Partnership has a 73 percent ownership interest in the Venture through capital contributions made in 1988. The following calculations present the sale of the Broward System by the Venture and the resulting estimated distributions expected to be received by the Partnership.

  3) The unaudited pro forma consolidated balance sheet of the Partnership assumes that the Venture had sold the Broward System for $140,000,000 as of September 30, 1997. The unaudited pro forma consolidated statements of operations of the Partnership assume that the Venture had sold the Broward System for $140,000,000 as of January 1, 1996.

  4) The Partnership will receive $70,583,138 from the Venture's sale of the Broward System, which the Partnership in turn will distribute to its limited partners. The limited partner distribution of $70,583,138 represents $270 for each $500 limited partnership interest or $540 for each $1,000 invested in the Partnership.

  5) The estimated gain recognized from the sale of the Broward System and corresponding estimated distribution to limited partners as of September 30, 1997 has been computed as follows:

GAIN ON SALE OF THE BROWARD SYSTEM:

Contract sales price of the Broward System.......................  $140,000,000
Less: Net book value of investment in the Broward System at
      September 30, 1997.........................................   (52,942,242)
                                                                   ------------
Gain on sale of the Broward System...............................  $ 87,057,758
                                                                   ============
DISTRIBUTION TO PARTNERS:
Contract sales price of the Broward System.......................  $140,000,000
Add:Trade receivables, net.......................................       933,031
Prepaid expenses.................................................       669,633
Less:Trade accounts payable and accrued liabilities..............    (1,662,644)
Subscriber prepayments...........................................      (483,420)
                                                                   ------------
Adjusted cash received...........................................   139,456,600
Less:Outstanding debt to third parties...........................   (39,571,339)
Brokerage fee to The Jones Group, Ltd............................    (3,500,000)
Add:Cash on hand.................................................       446,090
                                                                   ------------
Cash Available for Distribution by the Venture...................    96,831,351
Cash Distributed to Fund 14-A....................................    26,248,213
                                                                   ------------
Cash Available for Distribution by the Partnership to its Limited
 Partners........................................................  $ 70,583,138
                                                                   ============

            UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION
                          OF CABLE TV FUND 14-B, LTD.
    (ASSUMING THE APPROVAL OF PROPOSAL B ONLY--SALE OF THE SURFSIDE SYSTEM)

  The following unaudited pro forma consolidated financial statements assume that as of September 30, 1997, the Partnership had sold the Surfside System for $51,500,000. The funds available to the Partnership from the Surfside System's sale, adjusting for the estimated net closing adjustments of the Surfside System, are expected to total $51,629,182. Such funds will be used to repay all of the amounts borrowed by the Partnership under its credit facility and certain capital leases, repay General Partner advances, pay a brokerage fee and a deferred acquisition fee, and the balance will be distributed to the Partnership's limited partners as a partial return of capital initially contributed to the Partnership by the limited partners.

  The unaudited pro forma consolidated financial statements should be read in conjunction with the appropriate notes to the unaudited pro forma consolidated financial statements.

  ALL OF THE FOLLOWING UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION IS BASED UPON AMOUNTS AS OF SEPTEMBER 30, 1997 AND CERTAIN ESTIMATES OF LIABILITIES AT CLOSING. FINAL RESULTS MAY DIFFER FROM SUCH INFORMATION.

                            CABLE TV FUND 14-B, LTD.

                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
    (ASSUMING THE APPROVAL OF PROPOSAL B ONLY--SALE OF THE SURFSIDE SYSTEM)
                               SEPTEMBER 30, 1997

                                                     PRO FORMA     PRO FORMA
                                      AS REPORTED   ADJUSTMENTS     BALANCE
                                      ------------  ------------  ------------
ASSETS
Cash and Cash Equivalents............ $    489,312  $ 34,444,891  $ 34,934,203
Trade Receivables, net...............    1,450,884      (285,743)    1,165,141
Investment in Cable Television
 Properties:
  Property, plant and equipment, net.   49,716,560   (16,859,146)   32,857,414
  Franchise costs and other
   intangibles, net..................   47,918,117   (22,611,844)   25,306,273
                                      ------------  ------------  ------------
    Total investment in cable
     television properties...........   97,634,677   (39,470,990)   58,163,687
Deposits, Prepaid Expenses and
 Deferred Charges....................      798,101      (102,187)      695,914
                                      ------------  ------------  ------------
    Total Assets..................... $100,372,974  $ (5,414,029) $ 94,958,945
                                      ============  ============  ============
LIABILITIES AND PARTNERS' CAPITAL
Liabilities:
  Debt............................... $ 54,108,713  $(14,501,629) $ 39,607,084
  General Partner advances...........      475,162      (475,162)           --
  Deferred brokerage fee.............      920,000      (920,000)           --
  Trade accounts payable and accrued
   liabilities.......................    2,172,916      (168,433)    2,004,483
  Subscriber prepayments.............      577,554       (90,315)      487,239
  Distribution payable to joint
   venture partner...................           --            --            --
  Accrued distribution to limited
   partners..........................           --    34,444,891    34,444,891
                                      ------------  ------------  ------------
    Total Liabilities................   58,254,345    18,289,352    76,543,697
                                      ------------  ------------  ------------
Minority Interest in Joint Venture...    3,500,884            --     3,500,884
Partners' Capital (Deficit):
  General Partner....................     (739,918)      (18,145)     (758,063)
  Limited Partners...................   39,357,663   (23,685,236)   15,672,427
                                      ------------  ------------  ------------
    Total Partners' Capital
     (Deficit).......................   38,617,745   (23,703,381)   14,914,364
                                      ------------  ------------  ------------
  Total Liabilities and Partners'
   Capital (Deficit)................. $100,372,974  $ (5,414,029) $ 94,958,945
                                      ============  ============  ============


The accompanying notes to unaudited pro forma consolidated financial statements are an integral part of this unaudited pro forma consolidated balance sheet.

                            CABLE TV FUND 14-B, LTD.

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (ASSUMING THE APPROVAL OF PROPOSAL B ONLY--SALE OF THE SURFSIDE SYSTEM)
                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                                       PRO FORMA    PRO FORMA
                                         AS REPORTED  ADJUSTMENTS    BALANCE
                                         -----------  -----------  -----------
REVENUES................................ $37,768,924  $(9,900,156) $27,868,768
COSTS AND EXPENSES:
  Operating Expenses ...................  21,066,729   (5,589,033)  15,477,696
  Management fees and allocated overhead
   from the General Partner.............   4,392,877   (1,136,953)   3,255,924
  Depreciation and Amortization.........  13,404,578   (4,329,395)   9,075,183
                                         -----------  -----------  -----------
OPERATING LOSS..........................  (1,095,260)   1,155,225       59,965
                                         -----------  -----------  -----------
OTHER INCOME (EXPENSE):
  Interest expense .....................  (4,088,951)   1,080,358   (3,008,593)
  Other, net............................    (101,084)      63,344      (37,740)
                                         -----------  -----------  -----------
    Total other income (expense), net...  (4,190,035)   1,143,702   (3,046,333)
                                         -----------  -----------  -----------
CONSOLIDATED LOSS BEFORE MINORITY
 INTEREST............................... $(5,285,295) $ 2,298,927  $(2,986,368)
MINORITY INTEREST IN CONSOLIDATED LOSS..     815,252           --      815,252
                                         -----------  -----------  -----------
NET LOSS................................  (4,470,043) $ 2,298,927   (2,171,116)
                                         ===========  ===========  ===========
NET LOSS PER LIMITED PARTNERSHIP
 INTEREST............................... $    (16.93)              $     (8.22)
                                         ===========               ===========


The accompanying notes to unaudited pro forma consolidated financial statements are an integral part of this unaudited pro forma consolidated statement.

                            CABLE TV FUND 14-B, LTD.

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (ASSUMING THE APPROVAL OF PROPOSAL B ONLY--SALE OF THE SURFSIDE SYSTEM)
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997

                                                       PRO FORMA    PRO FORMA
                                         AS REPORTED  ADJUSTMENTS    BALANCE
                                         -----------  -----------  -----------
REVENUES................................ $30,635,555  $(8,146,592) $22,488,963
COSTS AND EXPENSES:
  Operating expenses....................  17,066,669   (4,681,103)  12,385,566
  Management fees and allocated overhead
   from the General Partner.............   3,318,269     (864,962)   2,453,307
  Depreciation and amortization.........  10,389,159   (3,349,145)   7,040,014
                                         -----------  -----------  -----------
OPERATING LOSS..........................    (138,542)     748,618      610,076
                                         -----------  -----------  -----------
OTHER INCOME (EXPENSE):
  Interest expense......................  (2,939,157)     766,994   (2,172,163)
  Other, net............................      20,137      (19,182)         955
                                         -----------  -----------  -----------
    Total other income (expense), net...  (2,919,020)     747,812   (2,171,208)
                                         -----------  -----------  -----------
CONSOLIDATED LOSS BEFORE MINORITY
 INTEREST............................... $(3,057,562) $ 1,496,430  $(1,561,132)
MINORITY INTEREST IN CONSOLIDATED LOSS..     462,936           --      462,936
                                         -----------  -----------  -----------
NET LOSS................................  (2,594,626) $ 1,496,430   (1,098,196)
                                         ===========  ===========  ===========
NET LOSS PER LIMITED PARTNERSHIP
 INTEREST............................... $     (9.83)              $     (4.16)
                                         ===========               ===========


The accompanying notes to unaudited pro forma consolidated financial statements are an integral part of this unaudited pro forma consolidated statement.

                           CABLE TV FUND 14-B, LTD.

        NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (ASSUMING THE APPROVAL OF PROPOSAL B ONLY--SALE OF THE SURFSIDE SYSTEM)

  1) The accompanying unaudited consolidated financial statements include 100 percent of the accounts of the Partnership and those of the Venture reduced by Fund 14-A's 27 percent minority interest in the Venture. All interpartnership accounts and transactions have been eliminated.

  2) The unaudited pro forma consolidated balance sheet of the Partnership assumes that the Partnership had sold the Surfside System for $51,500,000 as of September 30, 1997. The unaudited pro forma consolidated statements of operations of the Partnership assume that the Partnership had sold the Surfside System for $51,500,000 as of January 1, 1996.

  3) The Partnership will have $34,444,891 of net sale proceeds from the sale of the Surfside System, which it will distribute to its limited partners. The limited partnership distribution of $34,444,891 represents $132 for each $500 limited partnership interest or $264 for each $1,000 invested in the Partnership.

  4) The estimated gain recognized from the sale of the Surfside System and corresponding estimated distribution to limited partners as of September 30, 1997 has been computed as follows:

GAIN ON SALE OF THE SURFSIDE SYSTEM:

Contract sales price of the Surfside System......................  $ 51,500,000
Less:  Net book value of investment in the Surfside System at
       September 30, 1997........................................   (39,470,990)
                                                                   ------------
Gain on sale of the Surfside System..............................  $ 12,029,010
                                                                   ============
DISTRIBUTION TO PARTNERS:
Contract sales price of the Surfside System......................  $ 51,500,000
Add:   Trade receivables, net....................................       285,743
       Prepaid expenses..........................................       102,187
Less:  Trade accounts payable and accrued liabilities............      (168,433)
       Subscribers prepayments...................................       (90,315)
                                                                   ------------
Adjusted cash received...........................................    51,629,182
Less:  Outstanding debt to third parties.........................   (14,400,000)
       Repayment of General Partner advance......................      (475,162)
       Capital lease repayments..................................      (101,629)
       Brokerage fee.............................................    (1,287,500)
       Deferred acquisition fee..................................      (920,000)
                                                                   ------------
Cash Available for Distribution by the Partnership to its Limited
 Partners........................................................  $ 34,444,891
                                                                   ============

            UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION
                          OF CABLE TV FUND 14-B, LTD.
                 (ASSUMING THE APPROVAL OF PROPOSALS A AND B--
          SALE OF THE BROWARD SYSTEM AND SALE OF THE SURFSIDE SYSTEM)

  The following unaudited pro forma consolidated financial statements assume that as of September 30, 1997, the Venture had sold the Broward System for $140,000,000 and the Partnership had sold the Surfside System for $51,500,000. The funds available to the Venture from the Broward System's sale, adjusting for the estimated net closing adjustments of the Broward System, are expected to total approximately $139,456,600. Such funds will be used to repay all indebtedness of the Venture and a brokerage fee, and the balance will be distributed to the two constituent partnerships of the Venture pursuant to their percentage ownership interests in the Venture and then each partnership will distribute its share of the net sales proceeds pursuant to the terms of their partnership agreements. The Partnership will receive $70,583,138 from the Venture from the Broward System's sale. Pursuant to the terms of the Partnership Agreement, the Partnership will distribute this amount to its limited partners as a partial return of capital initially contributed to the Partnership by the limited partners. The funds available to the Partnership from the Surfside System's sale, adjusting for the estimated net closing adjustments of the Surfside System, are expected to total $51,629,182. Such funds will be used to repay all of the amounts borrowed by the Partnership under its credit facility and certain capital leases, repay General Partner advances, pay a brokerage fee and a deferred acquisition fee, and the balance will be distributed to the Partnership's limited partners as a partial return of capital initially contributed to the Partnership by the limited partners.

  The unaudited pro forma consolidated financial statements should be read in conjunction with the appropriate notes to the unaudited pro forma consolidated financial statements.

  ALL OF THE FOLLOWING UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION IS BASED UPON AMOUNTS AS OF SEPTEMBER 30, 1997 AND CERTAIN ESTIMATES OF LIABILITIES AT CLOSING. FINAL RESULTS MAY DIFFER FROM SUCH INFORMATION.

                            CABLE TV FUND 14-B, LTD.

                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                 (ASSUMING THE APPROVAL OF PROPOSALS A AND B--
          SALE OF THE BROWARD SYSTEM AND SALE OF THE SURFSIDE SYSTEM)
                               SEPTEMBER 30, 1997

                                                     PRO FORMA     PRO FORMA
                                      AS REPORTED   ADJUSTMENTS     BALANCE
                                      ------------  ------------  ------------
ASSETS
Cash and Cash Equivalents............ $    489,312  $130,830,152  $131,319,464
Trade Receivables, net...............    1,450,884    (1,218,774)      232,110
Investment in Cable Television
 Properties:
  Property, plant and equipment, net.   49,716,560   (45,358,024)    4,358,536
  Franchise costs and other
   intangibles, net..................   47,918,117   (47,055,208)      862,909
                                      ------------  ------------  ------------
    Total investment in cable
     television properties...........   97,634,677   (92,413,232)    5,221,445
Deposits, Prepaid Expenses and
 Deferred Charges....................      798,101      (771,820)       26,281
                                      ------------  ------------  ------------
    Total Assets..................... $100,372,974  $ 36,426,326  $136,799,300
                                      ============  ============  ============
LIABILITIES AND PARTNERS' CAPITAL
Liabilities:
  Debt............................... $ 54,108,713  $(54,072,968) $     35,745
  General Partner advances...........      475,162      (475,162)           --
  Deferred brokerage fee.............      920,000      (920,000)           --
  Trade accounts payable and accrued
   liabilities.......................    2,172,916    (1,831,077)      341,839
  Subscriber prepayments.............      577,554      (573,735)        3,819
  Distribution payable to joint
   venture partner...................           --    26,248,213    26,248,213
  Accrued distribution to limited
   partners..........................           --   105,028,029   105,028,029
                                      ------------  ------------  ------------
    Total Liabilities................   58,254,345    73,403,300   131,657,645
                                      ------------  ------------  ------------
Minority Interest in Joint Venture...    3,500,884    (3,500,884)           --
Partners' Capital (Deficit):
  General Partner....................     (739,918)      (28,589)     (768,507)
  Limited Partners...................   39,357,663   (33,447,501)    5,910,162
                                      ------------  ------------  ------------
    Total Partners' Capital
     (Deficit).......................   38,617,745   (33,476,090)    5,141,655
                                      ------------  ------------  ------------
  Total Liabilities and Partners'
   Capital (Deficit)................. $100,372,974  $ 36,426,326  $136,799,300
                                      ============  ============  ============


The accompanying notes to unaudited pro forma consolidated financial statements are an integral part of this unaudited pro forma consolidated balance sheet.

                            CABLE TV FUND 14-B, LTD.

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                 (ASSUMING THE APPROVAL OF PROPOSALS A AND B--
          SALE OF THE BROWARD SYSTEM AND SALE OF THE SURFSIDE SYSTEM)
                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                                       PRO FORMA    PRO FORMA
                                         AS REPORTED  ADJUSTMENTS    BALANCE
                                         -----------  ------------  ----------
REVENUES................................ $37,768,924  $(35,419,261) $2,349,663
COSTS AND EXPENSES:
  Operating expenses....................  21,066,729   (19,737,566)  1,329,163
  Management fees and allocated overhead
   from the General Partner.............   4,392,877    (4,118,050)    274,827
  Depreciation and Amortization.........  13,404,578   (12,690,322)    714,256
                                         -----------  ------------  ----------
OPERATING LOSS..........................  (1,095,260)    1,126,677      31,417
                                         -----------  ------------  ----------
OTHER INCOME (EXPENSE):
  Interest expense......................  (4,088,951)    4,087,205      (1,746)
  Other, net............................    (101,084)       93,354      (7,730)
                                         -----------  ------------  ----------
    Total other income (expense), net...  (4,190,035)    4,180,559      (9,476)
                                         -----------  ------------  ----------
CONSOLIDATED LOSS BEFORE MINORITY
 INTEREST............................... $(5,285,295) $  5,307,236  $   21,941
MINORITY INTEREST IN CONSOLIDATED LOSS..     815,252      (815,252)         --
                                         -----------  ------------  ----------
NET LOSS................................  (4,470,043) $  4,491,984      21,941
                                         ===========  ============  ==========
NET LOSS PER LIMITED PARTNERSHIP
 INTEREST............................... $    (16.93)               $     0.08
                                         ===========                ==========


The accompanying notes to unaudited pro forma consolidated financial statements are an integral part of this unaudited pro forma consolidated statement.

                            CABLE TV FUND 14-B, LTD.

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                 (ASSUMING THE APPROVAL OF PROPOSALS A AND B--
          SALE OF THE BROWARD SYSTEM AND SALE OF THE SURFSIDE SYSTEM)
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997

                                                       PRO FORMA    PRO FORMA
                                         AS REPORTED  ADJUSTMENTS    BALANCE
                                         -----------  ------------  ----------
REVENUES................................ $30,635,555  $(28,742,762) $1,892,793
COSTS AND EXPENSES:
  Operating expenses....................  17,066,669   (16,077,843)    988,826
  Management fees and allocated overhead
   from the General Partner.............   3,318,269    (3,115,529)    202,740
  Depreciation and amortization.........  10,389,159    (9,865,108)    524,051
                                         -----------  ------------  ----------
OPERATING LOSS..........................    (138,542)      315,718     177,176
                                         -----------  ------------  ----------
OTHER INCOME (EXPENSE):
  Interest expense......................  (2,939,157)    2,936,642      (2,515)
  Other, net............................      20,137       (47,680)    (27,543)
                                         -----------  ------------  ----------
    Total other income (expense), net...  (2,919,020)    2,888,962     (30,058)
                                         -----------  ------------  ----------
CONSOLIDATED LOSS BEFORE MINORITY
 INTEREST............................... $(3,057,562) $  3,204,680  $  147,118
MINORITY INTEREST IN CONSOLIDATED LOSS..     462,936      (462,936)         --
                                         -----------  ------------  ----------
NET LOSS................................  (2,594,626) $  2,741,744     147,118
                                         ===========  ============  ==========
NET LOSS PER LIMITED PARTNERSHIP
 INTEREST............................... $    (9.83)                $    (0.56)
                                         ===========                ==========


The accompanying notes to unaudited pro forma consolidated financial statements are an integral part of this unaudited pro forma consolidated statement.

                           CABLE TV FUND 14-B, LTD.

        NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                 (ASSUMING THE APPROVAL OF PROPOSALS A AND B--
          SALE OF THE BROWARD SYSTEM AND SALE OF THE SURFSIDE SYSTEM)

  1) The accompanying unaudited consolidated financial statements include 100 percent of the accounts of the Partnership and those of the Venture reduced by Fund 14-A's 27 percent minority interest in the Venture. All interpartnership accounts and transactions have been eliminated.

  2) The Partnership has a 73 percent ownership interest in the Venture through capital contributions made in 1988. The following calculations present the sale of the Broward System by the Venture and the sale of the Surfside System by the Partnership and the resulting estimated distributions expected to be received by the Partnership.

  3) The unaudited pro forma consolidated balance sheet of the Partnership assumes that the Venture had sold the Broward System for $140,000,000 as of September 30, 1997 and that the Partnership had sold the Surfside System for $51,500,000 as of such date. The unaudited pro forma consolidated statements of operations of the Partnership assume that the Venture had sold the Broward System for $140,000,000 as of January 1, 1996 and that the Partnership had sold the Surfside System for $51,500,000 as of such date.

  4) The Partnership will receive $70,583,138 from the Venture's sale of the Broward System, which the Partnership in turn will distribute to its limited partners. The limited partner distribution of $70,583,138 represents $270 for each $500 limited partnership interest or $540 for each $1,000 invested in the Partnership. The Partnership will have $34,444,891 of net sale proceeds from the sale of the Surfside System, which it will distribute to its limited partners. The limited partnership distribution of $34,444,891 represents $132 for each $500 limited partnership interest or $264 for each $1,000 invested in the Partnership.

  5) The estimated gain recognized from the sale of the Broward System and corresponding estimated distribution to limited partners as of September 30, 1997 has been computed as follows:

GAIN ON SALE OF THE BROWARD SYSTEM:

Contract sales price of the Broward System.......................  $140,000,000
Less:  Net book value of investment in the Broward System at
       September 30, 1997........................................   (52,942,242)
                                                                   ------------
Gain on sale of the Broward System...............................  $ 87,057,758
                                                                   ============
DISTRIBUTION TO PARTNERS:
Contract sales price of the Systems..............................  $140,000,000
Add:   Trade receivables, net....................................       933,031
       Prepaid expenses..........................................       669,633
Less:  Trade accounts payable and accrued liabilities............    (1,662,644)
       Subscriber prepayments....................................      (483,420)
                                                                   ------------
Adjusted cash received...........................................   139,456,600
Less:  Outstanding debt to third parties.........................   (39,571,339)
       Brokerage fee to The Jones Group, Ltd.....................    (3,500,000)
Add:   Cash on hand..............................................       446,090
                                                                   ------------
Cash Available for Distribution by the Venture...................    96,831,351
Cash Distributed to Fund 14-A....................................    26,248,213
                                                                   ------------
Cash Available for Distribution by the Partnership to its Limited
 Partners........................................................  $ 70,583,138
                                                                   ============

  6) The estimated gain recognized from the sale of the Surfside System and corresponding estimated distribution to limited partners as of September 30, 1997 has been computed as follows:

GAIN ON SALE OF THE SURFSIDE SYSTEM:

Contract sales price of the Surfside System......................  $ 51,500,000
Less:  Net book value of investment in the Surfside System at
       September 30, 1997........................................   (39,470,990)
                                                                   ------------
Gain on sale of the Surfside System..............................  $ 12,029,010
                                                                   ============
DISTRIBUTION TO PARTNERS:
Contract sales price of the Surfside System......................  $ 51,500,000
Add:   Trade receivables, net....................................       285,743
       Prepaid expenses..........................................       102,187
Less:  Trade accounts payable and accrued liabilities............      (168,433)
       Subscribers prepayments...................................       (90,315)
                                                                   ------------
Adjusted cash received...........................................    51,629,182
Less:  Outstanding debt to third parties.........................   (14,400,000)
       Repayment of General Partner advance......................      (475,162)
       Capital lease repayments..................................      (101,629)
       Brokerage fee.............................................    (1,287,500)
       Deferred acquisition fee..................................      (920,000)
                                                                   ------------
Cash Available for Distribution by the Partnership to its Limited
 Partners........................................................  $ 34,444,891
                                                                   ============

                             AVAILABLE INFORMATION

  The Partnership's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 and the Partnership's Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 1997, June 30, 1997 and September 30, 1997 are being mailed to the limited partners of the Partnership together with this Proxy Statement.

                          INCORPORATION BY REFERENCE

  The Partnership's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 and the Partnership's Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 1997, June 30, 1997 and September 30, 1997 are incorporated by reference in their entirety in this Proxy Statement.

                   [LOGO OF JONES INTERCABLE APPEARS HERE]

                            9697 EAST MINERAL AVENUE
                           ENGLEWOOD, COLORADO 80112
                                     PROXY
  THIS PROXY IS SOLICITED ON BEHALF OF THE PARTNERSHIP BY THE GENERAL PARTNER

  The undersigned Limited Partner of Cable TV Fund 14-B, Ltd., a Colorado limited partnership, hereby votes on the proposed system sales, as follows:

                                             FOR AGAINST ABSTAIN

     PROPOSAL A--SALE OF THE BROWARD SYSTEM  [_]   [_]     [_]

     PROPOSAL B--SALE OF THE SURFSIDE SYSTEM [_]   [_]     [_]


 (YOU MUST SIGN ON THE REVERSE SIDE OF THIS PROXY CARD FOR YOUR VOTE TO COUNT.)

  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED LIMITED PARTNER. IF NO DIRECTION IS MADE WITH RESPECT TO PROPOSAL A, THIS PROXY WILL BE VOTED FOR PROPOSAL A. IF NO DIRECTION IS MADE WITH RESPECT TO PROPOSAL B, THIS PROXY WILL BE VOTED FOR PROPOSAL B.

                                                PLEASE SIGN EXACTLY AS NAME
                                                     APPEARS ON LABEL.

                                            DATED: ______________________, 1998

                                            ___________________________________
                                            Beneficial Owner Signature
                                            (Investor)

                                            ___________________________________
                                            Authorized Trustee/Custodian
                                            Signature

    PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                   [LOGO OF JONES INTERCABLE APPEARS HERE]

                            9697 EAST MINERAL AVENUE
                           ENGLEWOOD, COLORADO 80112
                                     PROXY
  THIS PROXY IS SOLICITED ON BEHALF OF THE PARTNERSHIP BY THE GENERAL PARTNER

  The undersigned Limited Partner of Cable TV Fund 14-B, Ltd., a Colorado limited partnership, hereby votes on the proposed system sales, as follows:

                                             FOR AGAINST ABSTAIN

     PROPOSAL A--SALE OF THE BROWARD SYSTEM  [_]   [_]     [_]

     PROPOSAL B--SALE OF THE SURFSIDE SYSTEM [_]   [_]     [_]


 (YOU MUST SIGN ON THE REVERSE SIDE OF THIS PROXY CARD FOR YOUR VOTE TO COUNT.)

  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED LIMITED PARTNER(S). IF NO DIRECTION IS MADE WITH RESPECT TO PROPOSAL A, THIS PROXY WILL BE VOTED FOR PROPOSAL A. IF NO DIRECTION IS MADE WITH RESPECT TO PROPOSAL B, THIS PROXY WILL BE VOTED FOR PROPOSAL B.

                                            ALL OWNERS MUST SIGN EXACTLY AS
                                            NAME(S) APPEAR ON LABEL.

                                              When limited partnership
                                            interests are held by more than
                                            one person, all owners must sign.
                                            When signing as attorney, as
                                            executor, administrator, trustee
                                            or guardian, please give full
                                            title as such. If a corporation,
                                            please sign in full corporation
                                            name by authorized officer. If a
                                            partnership, please sign in
                                            partnership name by authorized
                                            person.

                                            DATED: ______________________, 1998

                                            ___________________________________
                                            Signature - Investor 1

                                            ___________________________________
                                            Signature - Investor 2

                                            ___________________________________
                                            Signature - Investor 3

    PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.